                               Table of Contents




Letter to Shareholders .........................   1
Evergreen Select Common Stock Fund
   Fund at a Glance ............................   3
   Portfolio Manager Commentary ................   4
Evergreen Select Equity Income Fund
   Fund at a Glance ............................   6
   Portfolio Manager Commentary ................   7
Evergreen Select Large Cap Blend Fund
   Fund at a Glance ............................   9
   Portfolio Manager Commentary ................  10
Evergreen Select Small Company Value
Fund
   Portfolio Manager Commentary ................  12
Evergreen Select Social Principles Fund
   Fund at a Glance ............................  14
   Portfolio Manager Commentary ................  15
Evergreen Select Strategic Growth
Fund
   Fund at a Glance ............................  17
   Portfolio Manager Commentary ................  18
Evergreen Select Strategic Value Fund
   Fund at a Glance ............................  20
   Portfolio Manager Commentary ................  21


Financial Highlights
   Evergreen Select Common Stock Fund ..........  23
   Evergreen Select Equity Income Fund .........  24
   Evergreen Select Large Cap Blend Fund .......  25
   Evergreen Select Small Company Value
      Fund .....................................  26
   Evergreen Select Social Principles Fund .....  27
   Evergreen Select Strategic Growth Fund ......  28
   Evergreen Select Strategic Value Fund .......  29
Schedule of Investments
   Evergreen Select Common Stock Fund ..........  30
   Evergreen Select Equity Income Fund .........  32
   Evergreen Select Large Cap Blend Fund .......  34
   Evergreen Select Small Company Value
      Fund .....................................  36
   Evergreen Select Social Principles Fund .....  38
   Evergreen Select Strategic Growth Fund ......  40
   Evergreen Select Strategic Value Fund .......  42
Statements of Assets and Liabilities ...........  44
Statements of Operations .......................  45
Statements of Changes in Net Assets -
   Period ended December 31, 1997 ..............  46
Combined Notes to Financial
Statements .....................................  47


--------------------------------------------------------------------------------
                                Evergreen Funds
-------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with more than $40 billion in assets under management.

With 85 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


              ------------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed
              ------------------------------------------------------------------
                        Evergreen Funds Distributor, Inc.






                            Letter to Shareholders

                                 February 1998



Dear Investors:


This marks the first investment report of the Evergreen Select Equity Trust.
The Evergreen Select Funds are designed to meet the unique needs of institutional investors and high net worth individuals. These funds offer the following:
                               o As an extension of First Capital
[Photgraph of                    Group's institutional offering, each Fund is
 William M. Ennis]               managed by a team of seasoned investment
                                 professionals.
                               o Each Fund has a specific style and well
                                 defined investment process which makes it
                                 particularly suitable for implementing an asset
William M. Ennis                 allocation for an overall portfolio.

                               o Communication and servicing designed for
                                 institutional and high net worth clients.
[Photograph of
David C. Francis]              o The combination of Evergreen Select Equity
                                 Trust, Fixed Income Trust, and Money Market
                                 Funds represent a comprehensive line of 19
David C. Francis                 funds.


The Select Equity Trust's first report marks a generally rewarding period in the capital markets. The returns of the benchmarks for most types of domestic equity investment strategies were truly impressive, although the year was punctuated by periods of volatility. In 1997, Standard & Poor's 500 Index rose
33.4%. In fact, it had reached a year-to-date performance figure of 35% in early August before investors, perhaps fearing the lofty heights, started re-evaluating. For the year, the Dow Jones Industrial Average climbed by 24.9%, reaching a peak of 8,259 points before settling back just below 8,000 at year's end. Small cap stocks also did well, although not quite as well as large cap stocks. The NASDAQ Composite had a return of 21.64%, while the Russell 2000
Index had a return of a 22.4%.

The bond market was encouraged by a very strong dollar, growing evidence of moderating economic growth, and remarkably constrained inflation considering that the American economy was in the eighth year of an economic expansion. It also provided impressive rewards. The 30-year Treasury, after peaking at a 7.17% interest rate in mid-April, finished the year at 5.92%. The total return for the 30-year Treasury, as measured by the Lehman Brothers Long T-Bond Index, was 14.8%.

Outside the U.S., the picture was less consistent, particularly in the emerging markets and especially in Asia. Twin currency and financial crises in late summer and the fall roiled the Asian markets, unleashing domino effects throughout the world. In fact, Asian financial problems had a cooling effect on the U.S. markets in late 1997, causing downward revisions in earnings' forecasts, particularly in the technology industry, and encouraging a return to large cap stocks. Evidence of a slowing economy and extraordinarily low inflation (the Consumer Price Index rose by just 1.7% for the year) was cause for confidence in the bond market during the final six months of 1997.

Capital market participants in early 1998 looked at generally favorable domestic conditions. The environment was particularly encouraging to bond market investors. The three successive, exceptionally strong years in the equity market had left stock valuations at relatively high and, to at least some observers, controversial levels.

We will not attempt to predict 1998's returns in this report. We assure you, however, that the portfolios in the Evergreen Select Equity Trust will be expertly managed, with an eye toward finding distinctive opportunities and long-term value in today's complex and interdependent markets.


                                       1





In the following pages, the investment managers for each of the funds of the Evergreen Select Equity Trust will report on their portfolios. We believe you will find them informative. Thank you for your continued investment in Evergreen Select Funds.

Sincerely,


/s/William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds




/s/David C. Francis


David C. Francis, C.F.A.
Chief Investment Officer,
Managing Director
First Capital Group

                                       2




                                   EVERGREEN
                           Select Common Stock Fund




                    Fund at a Glance as of December 31, 1997



PORTFOLIO PROFILE



                                   Philosophy

Evergreen Select Common Stock Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.



                                    Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.



                                   Benchmark

                                S & P 500 Index



                            PERFORMANCE AND RETURNS


                                              Class I
Performance Inception Date               12/31/81
Average Annual Returns
6 mos.                                      10.93%
1 year                                      27.31%
3 years                                     29.86%
5 years                                     16.86%
10 years                                    15.40%
Since Inception                             15.87%
Cumulative Since Inception                 955.61%
Distribution per share for the period*   $  0.09

*The period from the Fund's inception on 11/24/97 through 12/31/97.




                               LONG TERM GROWTH


[Graph appears here with the following plot points]


                   12/87      12/89     12/91     12/93     12/95     12/97
Class I Shares     10,000     14,533    18,183    20,630    26,095    41,883
Standard & Poor's
500 Index          10,000     14,452    18,261    21,623    30,130    49,349

Comparison of change in value of a $10,000 investment in Evergreen Select Common Stock Fund, Class I and the Standard & Poor's 500 Index.









Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

----------------------------------------------------------------------------
                                   EVERGREEN
                           Select Common Stock Fund
-----------------------------------------------------------------------------
                          Portfolio Manager Commentary


Portfolio Management Team


The Fund is managed by Mark C. Sipe and Hanspeter Giger who have over 31 years of combined investment experience. Their disciplined approach assures consistency of results and superior service.


[Photograph appears          [Photograph appears
of Mark C. Sipe]             of Hanspeter Giger]


Mark C. Sipe                 Hanspeter Giger


Performance


The Evergreen Select Common Stock Fund's total return exceeded that of the S&P 500 Index during the six-month period ending December 31, 1997: 10.90% versus 10.6%. Much of the stock market's performance continued to be driven by large capitalization stocks, as had been the case in the year's earlier quarters, although during the quarter ending September 30th small-cap stocks (as measured by the S&P 600 Index) nearly doubled the gains of the large cap S&P 500 Index. Large-caps took the lead again after the sharp October 27th market sell-off, when investors appeared to strongly favor predictable earnings and the larger, more liquid stocks. The Fund's broad diversification across the market capitalization spectrum benefited it significantly during the first three months of the period, but contributed to a lag in performance versus the index during the final three.




Sector Activity


Basic Materials, Capital Goods, Energy, and Technology were among the worst-performing sectors of the market during the six months ended December 31, 1997. The first two sectors experienced downward pressure late in the period due to perceived links with Southeast Asia. For the Basic Materials, perceived demand and pricing issues related to slowing economies and currency devaluation sharply diminished interest in the group. For the Capital Goods stocks, concerns about the possible infrastructure project delays or cancellations appeared to contribute to that sector's underperformance. During the period, we reduced the portfolio's weighting in both of these sectors.

                         Top 5 Sectors
                         -------------
                 (as a percentage of net assets)

Finance and Banks                                                   15.0%
Information Services & Technology                                   12.3%
Healthcare Products & Services                                      12.2%
Food & Beverage Products                                             8.6%
Oil/Energy                                                           8.0%



Investment Strategy


Technology was the single worst-performing sector in the final three months, accounting for 11 of the 15 worst-performing stocks in the Fund during the quarter ending December 31. This sector was also the most active in terms of changes in the portfolio during the fiscal period, with many names added in the first three months. Because we anticipate further turbulence in this area, we have shifted away from less well-positioned names in favor of those whose long-term outlooks, especially the Year 2000 issue, should greatly overshadow potential volatility. Consistent with this strategy, stocks such as Cabletron Systems, Cognos, Inc., and BMC Industries were sold.


The Energy sector was affected by a number of unrelated events and announcements which led to a sharp fall in crude oil prices late in the period. Because we expect this drop in prices to be relatively short-lived, no changes were made in the Fund other than adding some

----------------------------------------------------------------------------
                                   EVERGREEN
                           Select Common Stock Fund
----------------------------------------------------------------------------
                          Portfolio Manager Commentary

money to existing positions during the final months. For the entire period, the Fund saw a net increase in the number of Energy stocks held. We expect strong demand for energy products going forward and have focused on the consolidation in refining capacity and expansion of exploration and development as areas of concentration with the Fund's holdings in names such as Tosco, Diamond Offshore, and Reading & Bates.


Not surprisingly, defensive sectors such as Utilities and Finance were the stars of the increasingly volatile six- month period. Although underweighted in the portfolio, Utility shares comprised 6 of the top 15 performing stocks in the final three months. Highlighting this performance in the Fund were names such as Utilicorp United (+28.8%), CMS Energy (+19.1%), and GPU, Inc. (17.2%). The Financial sector, which continued to benefit from the low interest-rate environment, saw net additions in the Fund's holdings, including NationsBank, Fleet Financial Group, and KeyCorp. Consumer Cyclicals, another of the few strong-performing market sectors during the period, was aided in the Fund by the notable additions of Sunbeam and Federated Department Stores, as well as by outstanding performances from Family Dollar Stores (+60%), Ford Motor Co. (+28%), and Dayton Hudson Corp. (+27%).

                        Top 10 Holdings
                        ----------------
                 (as a percentage of net assets)


General Electric Co.                                   3.1%
Computer Associates International, Inc.                2.2%
Ford Motor Co.                                         2.2%
International Business Machines Corp.                  1.9%
GTE Corp.                                              1.9%
Philip Morris Companies, Inc.                          1.8%
Cisco Systems, Inc.                                    1.8%
Sara Lee Corp.                                         1.8%
Coca Cola Co. (The)                                    1.6%
Texaco, Inc.                                           1.5%


Outlook


Overall market uncertainty, and therefore heightened volatility, is likely to carry over into 1998, barring quick resolution of the Asian crisis. Current expectations are for a moderation of economic growth, which would likely contribute to a slowing rate of growth in corporate earnings. However, with low interest rates and low inflation, the environment remains favorable for continued strong profitability from corporate America. The Fund will continue to emphasize stocks of companies where earnings growth is likely to exceed that of the average company, or where unusual values appear to have been created as a result of market volatility. A research-intensive process is applied in the selection of stocks for the Fund, and we remain confident that this strategy will continue to bear fruit over the long term.

------------------------------------------------------------------------
                                   EVERGREEN
                           Select Equity Income Fund
------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1997





PORTFOLIO PROFILE



                                  Philosophy

Evergreen Select Equity Income Fund utilizes both value- and growth-oriented stocks in pursuit of its objective: high current income and long-term capital appreciation. The Fund provides investors a relative degree of safety by emphasizing companies with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups.



                                    Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The portfolio construction process consists of a unique blend of quantitative and traditional fundamental analysis skills.



                                   Benchmark

                                S & P 500 Index



----------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
-----------------------------------------------------------------------------


                                             Class I
Performance Inception Date                 12/31/78
Average Annual Returns
6 mos.                                        14.82%
1 year                                        28.56%
3 years                                       25.82%
5 years                                       15.69%
10 years                                      14.94%
Since Inception                               15.12%
Cumulative Since Inception                  1352.46%
Distribution per share for the period*     $   0.21

*The period from the Fund's inception on 11/24/97 through 12/31/97.




                                LONG TERM GROWTH


[Graph appears here with the following plot points]


                    12/87     12/89     12/91     12/93     12/95     12/97
Class I Shares      10,000    15,385    18,940    20,781    26,731    40,252
Standard & Poor's
500 Index           10,000    14,452    18,261    21,623    30,130    49,249

Comparison of change in value of a $10,000 investment in Evergreen Select Equity Income Fund, Class I and the Standard & Poor's 500 Index.









Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

----------------------------------------------------------------------
                                   EVERGREEN
                           Select Equity Income Fund
-----------------------------------------------------------------------
                          Portfolio Manager Commentary





Portfolio Management


The Evergreen Select Equity Income Fund is managed by Paul A. DiLella who has 17 years of investment experience. In addition to managing First Union's Equity Income Fund, Mr. DiLella is also responsible for the co-management of the Evergreen Utility Fund. He also has research responsibility for the electric utility, natural gas distribution, and REIT areas.


                   [Photograph of Pual A. DiLella appears here]

                                   Paul A. DiLella


Performance


The Evergreen Select Equity Income Fund posted a total return of 14.8% for the six-month period ended December 31, 1997. This return significantly outpaced the 10.6% total return of the S&P 500 Index. Strong performance relative to the S&P 500 can be attributed to favorable security selection, as well as to strong sector weightings.



                                 Top 5 Sectors
                        (as a percentage of net assets)


Utilities - Electric                                   18.9%
Oil/Energy                                             14.9%
Banks                                                  13.9%
Treasury Notes & Bonds                                  7.4%
Healthcare Products & Services                          6.2%



Favorable Sector Weightings


Stemming from the well-publicized crisis in Southeast Asia, equity investors experienced a volatile six-month period. Consequently, defensive sectors such as utilities and financials led the market during this uncertain environment. The Fund's six-month returns benefited from the fact that the portfolio's top six holdings are in these two sectors. Conversely, historically volatile sectors such as technology tended to underperform, especially those companies with high valuations and exposure to Asian markets.


The portfolio's overweighting in utilities aided returns as this sector significantly outpaced the broad market, especially during the final three months of 1997. During the fourth quarter, the S&P Utilities Index outperformed the S&P 500 Index, 16.3% versus 2.9%. Within this sector, the purchase of high-yielding UtiliCorp United proved timely, when its price increased over 22% following its purchase in October 1997.


The Fund's underweighted position in technology and information services stocks also contributed to strong relative performance because the technology sector was extremely hard hit by the market's volatility. This weighting was reduced from 5.6% to 2.0% over the six- month period.

-----------------------------------------------------------------------
                                   EVERGREEN
                          Select Equity Income Fund
-----------------------------------------------------------------------
                        Portfolio Manager Commentary




Investment Strategy


The strategy of the Evergreen Select Equity Income Fund is simple: provide investors with high current income and long-term capital appreciation. Consistent with this strategy, the portfolio manager strives to provide a current yield higher than that of the S&P 500 Index. As of December 31, the Fund's current yield was 3.3% versus the S&P 500 Index's yield of 1.6%. The Fund's 30-day SEC yield was 2.44% as of December 31, 1997.


The Fund's high yield portfolio structure is intended to provide a defensive posture. A stable, high yield portfolio helps returns especially in periods of volatility in which the market pays a premium for stable, high-dividend-paying companies. It should be noted that for the 12 months ended December 31, 1997, the Fund's total return of 28.6% exceeded the Lipper average of 16.4% for the 62 funds in the Income category.1


The recent shift among technology and utility weightings also exemplifies the Fund's strategy. These sector changes are an effort to improve the Fund's defensive posture as well as improve the Fund's yield. More utility companies and fewer technology holdings generally translate into less volatile performance and higher yield, fueling returns in a turbulent market environment.









1Lipper Analytical Services is an independent mutual fund rating company.




                            Top 10 Equity Holdings
                            -----------------------
                        (as a percentage of net assets)


Union Planters Corp.                                                 3.3%
PacifiCorp                                                           3.2%
First Tennessee National Corp.                                       2.9%
UtiliCorp United, Inc.                                               2.8%
CMS Energy Corp.                                                     2.8%
CINergy Corp.                                                        2.6%
Houston Industries, Inc.                                             2.5%
GPU, Inc.                                                            2.5%
GTE Corp.                                                            2.5%
Allegheny Energy, Inc.                                               2.5%


Outlook


Historically high valuation levels and the recent problems in Southeast Asia increase the likelihood of volatility in the stock market. We believe that the portfolio's current structure is well-suited for this particular market environment. Despite the recent focus on financial crises in Asian markets, it is important to remember that the greatest gains and losses will come from individual stock selection. The Evergreen Select Equity Income Fund maintains a portfolio of strongly managed companies whose defensive, income-oriented characteristics seek to offer a relative degree of stability as well as above-average current yield. We remain confident that our strategy will help provide investors with solid, consistent returns over the long term.

---------------------------------------------------------------------------
                                   EVERGREEN
                          Select Large Cap Blend Fund
---------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1997





PORTFOLIO PROFILE



                                  Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be countercyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.



                                    Process

Research and stock selection focus on companies of sound financial quality that have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.



                                   Benchmark

                                S & P 500 Index




Performance And Returns


                                             Class I     Class IC
Performance Inception Date               12/31/93     12/31/93
Average Annual Returns
6 mos.                                      15.18%       15.18%
1 year                                      30.50%       30.50%
3 years                                     34.05%       34.05%
Since Inception                             22.95%       22.95%
Cumulative Since Inception                 128.52%      128.52%
Distribution per share for the period*    $  0.01      $  0.03

*The period from the Fund's inception on 11/24/97 through 12/31/97.



                               LONG TERM GROWTH


[Graph appears here with the following plot points]


                              12/93     12/94     12/95     12/96     12/97
Class IC Shares               10,000     9,486    13,250    17,510    22,850
Standard & Poor's 500 Index   10,000    10,131    13,934    17,131    22,776



Comparison of change in value of a $10,000 investment in Evergreen Select Large Cap Blend Fund, Class IC and the Standard & Poor's 500 Index.









Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

----------------------------------------------------------------------
                                   EVERGREEN
                          Select Large Cap Blend Fund
-----------------------------------------------------------------------
                          Portfolio Manager Commentary



Portfolio Management Team


The Evergreen Select Large Cap Blend Fund is managed by a team of 4 portfolio managers with over 90 years of combined investment experience. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.


[Photograph of Eric M. Wiegand appears here]   [Photograph of Dean Hawes appears
                                                here]

            Eric M. Wiegand                             Dean Hawes




[Photograph of Eric M. Wiegand appears here]   [Photograph of Dean Hawes appears
                                                here]

              Darryl Brown                            Steven Hoeft



Performance


The Evergreen Select Large Cap Blend Fund posted a total return of 15.2% for the six-month period ended December 31, 1997. Generated in a rather turbulent market environment, the Fund's strong returns compare very favorably to the 10.6% total return of the S&P 500 Index. The Fund also outpaced the average return of 9.15% for the general equity fund as measured by Lipper Analytical Services, an independent mutual fund rating company. Performance was positively impacted by favorable security selection and sector weightings in the health-care and utility sectors, as well as an underweighted posture toward basic material companies.


Investment Strategy


We have responded to the volatile market environment and turmoil in Asian markets by scaling back the portfolio's risk profile, primarily during the final months of the fiscal period. A more defensively oriented portfolio structure was achieved by reducing two particular types of holdings: companies with high price-to-earnings ratios and those with a heavy reliance on foreign markets for earnings growth. Our decision to reduce Colgate Palmolive exemplifies our strategy to mitigate the portfolio's risk profile. This multi-national company's high price-to-earnings ratio and dependence on developing markets for earnings growth, in our opinion, made this stock a risky investment. This prompted us to reduce it during the latter part of the fiscal period.


Although the extent of the impact remains unclear, the financial turmoil in Southeast Asia will likely hurt companies who depend on that region for their earnings growth. We feel that the Fund will be best served by steering clear of such companies; therefore, we have fashioned a portfolio which endeavors to focus on more domestic-oriented companies and holdings with more attractive valuations.

                                 Top 5 Sectors
                                 ---------------
                        (as a percentage of net assets)


Healthcare Products & Services                                      18.8%
Banks                                                               11.1%
Information Services & Technology                                   10.9%
Oil/Energy                                                           7.5%
Utilities                                                            7.4%

-----------------------------------------------------------------------
                                   EVERGREEN
                          Select Large Cap Blend Fund
-----------------------------------------------------------------------
                          Portfolio Manager Commentary


Sector Allocation Adjustments


Consistent with our lower risk strategy of diversifying between growth and value stocks, we have also made some notable sector adjustments. During the reporting period, the Fund has favored growth stocks over value stocks. Repositioned sector weightings, however, have increased the value orientation within the portfolio.


The Fund's utility weighting increased from 2.3% to 7.4% during the fiscal period. We feel the utility sector's attractive valuation and domestic-oriented earnings growth should insulate it from foreign crises and continue to fuel its strong performance which began in the final months of 1997. In an effort to bolster our utility weighting, CMS Energy and Pacificorp are two companies we added during the period. Conversely, we decreased our exposure to information services and technology companies. The slowdown in foreign markets could have a very negative impact on high P/E technology companies which rely on Asian markets to justify their lofty valuations; therefore, companies such as Ascend Communications, Intel and Quantum Corporation were eliminated during the period.


                             Top 10 Equity Holdings
                        (as a percentage of net assets)


HBO & Co.                                                         3.0%
Cendant Corp.                                                     3.0%
American International Group, Inc.                                3.0%
Tyco International Ltd.                                           2.8%
BankBoston Corp.                                                  2.7%
General Electric Co.                                              2.7%
SmithKline Beecham Plc, ADR                                       2.7%
Tosco Corp.                                                       2.7%
CINergy Corp.                                                     2.7%
Masco Corp                                                        2.6%




Outlook


Going forward, we expect our sector adjustments and the portfolio's lower risk profile to benefit performance, especially if the stock market experiences increased "Asia-induced" volatility. Specifically, the portfolio's repositioning away from "foreign-dependent" companies should reduce the impact of the slowdown in Asian markets. It is important to note, however, with the recent focus on global economic forces we believe the greatest gains and losses will come from choosing individual stocks. Consequently, we remain focused on maintaining a portfolio of quality, strongly managed, industry-leading companies which demonstrate the ability to meet and exceed earnings expectations.

--------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
--------------------------------------------------------------------------
                          Portfolio Manager Commentary


Portfolio Management Team


Nola Maddox Falcone heads up the Small Company Value Fund team which includes Stephen A. Lieber and Gary R. Buesser. Ms. Falcone is President and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. Stephen
A. Lieber is Chairman and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. Gary A. Buesser joined Lieber & Co. as an analyst in 1996. Previously, he was a Portfolio Manager/Analyst with Cowen Asset Management and Shearson Lehman Brothers.


                [Photograph appears here of Nola M. Falcone,CFA]

                              Nola M. Falcone, CFA





[Photograph appears here of                    [Photograph appears here of
 Stephen A. Lieber]                                  Gary R. Buesser]



Stephen A. Lieber                              Gary R. Buesser




New Fund


The Evergreen Select Small Company Value Fund began operations on December 22, 1997, moving quickly to be fully invested to take advantage of unusual values in the small company stock market. We believe that late 1997 was an unusually opportune period to be investing in undervalued small companies. Market over-reaction to the Asian financial and currency crisis had caused the stock prices of many small companies to fall to attractive levels relative to their earnings. This was especially true in technology-related industries, including production and semiconductor equipment and medical technology companies, and in oil and gas production and services. In addition, the continuation of the consolidation trends in the banking and utility industries created opportunities to buy attractive companies at prices below the values that we believe could be recognized in acquisitions.



Investment Strategy


The Fund employs a disciplined research process in seeking undervalued stocks of small companies. We search for opportunities created by: temporary dislocations in the market, such as the Asian crisis; the introduction of new products or management teams that change the earnings expectations of companies; or industry consolidation trends. Increased industry consolidation through mergers and acquisitions has been a very significant factor helping value investors in the small cap stock market. On January 19, 1998, the New York Times estimated merger and acquisition activity reached the $1 trillion level in 1997 and is expected to continue through 1998.


At the close of the fiscal period on December 31, 1997, the Fund's largest industry weighting was in banks and thrifts, at 15.0% of net assets. We believed consolidation among banks and thrift institutions would continue, and that the current stock prices of many small cap banks were below the levels that could reasonably be expected in takeovers.


Consolidation among gas and electric utilities also played a role in our decision to emphasize those industries, which together accounted for almost 4% of net assets at the close of the period. Among the portfolio holdings were South Jersey Industries, UGI Corp. and Madison Gas & Electric.


In general, the Asian currency and financial crisis caused investors to fear a slowdown in corporate earnings growth. In a time of uncertainty, they seemed to prefer large-cap, blue chip companies. This caused a correction in the small cap stock market and among technology

---------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
---------------------------------------------------------------------------
                          Portfolio Manager Commentary


companies in general. Evergreen's team of 16 analysts was able to find a number of undervalued companies with relatively lower price/earnings ratios based on projected 1998 earnings growth rates, even considering an economic slowdown caused by the Asian crisis. In particular, we found opportunities in the energy services and semiconductor equipment industries and among medical technology companies.

                                 Top 5 Sectors
                                 ---------------
                       (as a percentage of net assets)


Banks and Thrifts                                                   15.0%
Oil Field Services                                                  10.5%
Healthcare Products & Services                                       7.9%
Electrical Equipment & Services                                      7.9%
Oil/Energy                                                           7.2%


Semiconductor equipment companies purchased by the Fund included Photronics, Inc., and Dupont Photomasks, Inc., both of which produce masks or templates used in the manufacture of computer chips. We believe both these companies have very strong growth patterns in place that justify higher stock prices. In the technology area, the Fund also established a position in BGS Systems, a software company that we found undervalued in the market.


We believe several factors have led to an anticipated drag on demand for energy. These factors include the Asian financial crisis, concerns about Iraq's possible increase in production of oil and gas, and the increase in OPEC's allowed production levels. Together, these factors have created buying opportunities in the oil and gas service and oil industries, where we were able to find a number of attractive companies. These included Atwood Oceanics, Inc., Barrett Resources Corp., Hvide Marine, Inc., and SEACOR SMIT, Inc. We anticipate there will be consolidation in this industry with the development of "super independents" and the focus on domestic acquisitions by the major oil companies.


In the general medical technology area, our research helped us find several companies with interesting products that should prove a catalyst for earnings growth currently not recognized in the market prices of their stocks. Among the medical-related companies with distinctive product advantages were: ADAC Laboratories, which manufactures a new nuclear imaging device to help doctors detect the spread of lung cancer; EMPI, Inc., which has developed a new electro-therapy device to aid in the treatment of incontinence by strengthening internal muscles; and VISX, Inc., which produces a laser technology used to correct near-sightedness.

                                 Top 10 Holdings
                                 ------------------
                          (as a percentage of net assets)


ADAC Laboratories                                                    3.1%
Hvide Marine, Inc.                                                   3.0%
Maryland Federal Bancorp, Inc.                                       2.7%
CPI Corp.                                                            2.2%
Russ Berrie & Co. Inc.                                               2.0%
Cliffs Drilling Co.                                                  1.9%
Civic Bancorp                                                        1.9%
Hancock Holding Co.                                                  1.9%
SEACOR SMIT, Inc.                                                    1.9%
Andrew Corp.                                                         1.9%



Outlook


Looking toward the future, we believe that while there may be a slowing in economic growth in 1998, there should not be a recession. Within this context, we believe many small capitalization stocks continue to have market prices lower than either their growth outlook or their potential acquisition value would indicate.

------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
-------------------------------------------------------------------------
                    Fund at a Glance as of December 31, 1997


PORTFOLIO PROFILE



                                   Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies with an average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.



                                    Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external
Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board
Standards.



                                   Benchmark

                            S & P 400 Midcap Index



                            PERFORMANCE AND RETURNS

                                           Class IC
Performance Inception Date                 5/31/88
Average Annual Returns
6 mos.                                      10.67  %
1 year                                      23.30  %
3 years                                     25.58  %
5 years                                     16.58  %
Since Inception                             15.21  %
Cumulative Since Inception                 288.24  %
Distribution per share for the period*   $  0.004


*The period from the Fund's inception on 11/24/97 through 12/31/97.




                                LONG TERM GROWTH


[Graph appears here with the following plot points]


                              5/88    12/89   12/91   12/93     12/95     12/97
Class IC Shares               10,000  12,328  15,391  19,771    27,007    38,820
Standard &Poor's 400 Midcap
Index                         10,000  14,728  14,603  17,868    21,701    34,583


Comparison of change in value of a $10,000 investment in Evergreen Select Social Principles Fund, Class IC and the Standard & Poor's 400 Midcap Index.









Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Funds predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

-------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
-------------------------------------------------------------------------
                          Portfolio Manager Commentary



Portfolio Management Team


The Evergreen Select Social Principles Fund is managed by Eric M.
Wiegand and assistant manager, A. Jay Zelko, who have over 24 years of combined investment experience. The team-oriented approach identifies the most attractive opportunities in the market and ensures adherence to the style-specific objectives.



[Photograph appears of Eric M.Wiegand]     [Photograph appears of A. Jay Zelko]




         Eric M. Wiegand                      A. Jay Zelko



Performance


     The Evergreen Select Social Principles Fund posted a total return of 10.7% for the six-month period ended December 31, 1997. Despite strong overall equity returns, it was a difficult performance period for funds focusing on mid- and small-capitalized stocks. This disparity was most pronounced during the final three months of 1997, when the large cap S&P 500 Index had a total return of 2.9% versus the midcap S&P 400 index return of 0.8% and the small cap S&P 600 index return of -3.1%.

                                 Top 5 Sectors
                                 --------------
                        (as a percentage of net assets)


Healthcare Products & Services                                  14.1%
Information Services & Technology                               13.2%
Banks                                                            7.5%
Finance & Insurance                                              6.8%
Utilities - Electric                                             5.3%


Investment Strategy


In response to market volatility stemming from problems in Southeast Asia, we have shifted the portfolio toward a more defensive posture. Consistent with this strategy, we emphasized companies which, generally, had less debt as well as attractive valuations. For example, the "debt-to-capitalization" ratio for the Fund is 25% versus 33% for our benchmark, the S&P 400 Index. Despite a reduced risk profile, the Fund maintains a solid growth orientation, as evidenced by the long-term growth rate of 20.8% versus 16.0% for the S&P 400 Index.

Also, we favor companies which are in a position to exploit a particular niche in the market. An example is General Nutrition Companies, one of the Fund's current holdings. General Nutrition has experienced strong growth primarily because it is the only nationwide specialty retailer of its kind, supplying vitamin and mineral supplements, sports nutrition products and herbs. "Niche" companies generally have more dependable earnings growth - due to less direct competition - and are less likely to be negatively impacted from a slowdown in economic growth.


Sector Allocation Shifts


Two notable sector adjustments were made during the fiscal period: decreased exposure to technology and information services and an increased utility weighting. We felt that the potential negative impact from devalued currencies in Southeast Asia, as well as high relative valuations, justified a reduction in technology-related companies. Ascend Communications and Dell Computer are two technology holdings we eliminated.

Conversely, we view the Fund's bulked-up utility weighting as a way to insulate the portfolio from turmoil in Asian markets while simultaneously strengthening our defensive posture. Attractive valuations and non-foreign earnings growth should provide this sector a degree of immunity from the "Asian flu," and allow utility companies to continue their strong performance which began in the final months of 1997.

---------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
----------------------------------------------------------------------
                          Portfolio Manager Commentary



                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)


Newpark Resources, Inc.                                           2.8%
HEALTHSOUTH Corp.                                                 2.7%
Comair Holdings, Inc.                                             2.7%
General Nutrition Companies, Inc.                                 2.6%
HBO & Co.                                                         2.6%
Network Associates, Inc.                                          2.4%
Partnerre Ltd.                                                    2.4%
SouthTrust Corp.                                                  2.2%
EMC Corp.                                                         2.1%
AGCO Corp.                                                        2.0%


Future Opportunities


Going forward, one of our particular areas of interest is in the environmental field. Well-managed companies involved in activities such as waste management and recycling are poised to benefit as Americans become increasingly aware of environmental issues. Well-publicized reports of global warming and air pollution can serve to benefit companies which unveil creative and effective solutions to deal with these problems. Capitalizing on America's increasing environmental focus, we purchased American Disposal Services as well as Allied Waste Industries, two companies which provided solid gains during the quarter. We will continue to explore this area for opportunities going forward.


Outlook


As a result of recent sector adjustments, individual stock selection and a more defensive-oriented structure, we feel the Fund is well positioned going into 1998. Investors' preference of large, dominant, liquid companies has created a "valuation gap" which has produced very attractive valuations for small- and mid-cap stocks. As this disparity narrows, we expect the resurgence of mid-capitalization stocks to positively impact performance, as investors return their focus to earnings and business fundamentals rather than size and liquidity.

------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Growth Fund
-------------------------------------------------------------------------
                    Fund at a Glance as of December 31, 1997


                               PORTFOLIO PROFILE



                                  Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.



                                    Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research- intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.



                                   Benchmark

                           Russell 1000 Growth Index


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                              Class I
Performance Inception Date               12/31/94
Average Annual Returns
6 mos.                                      16.96%
1 year                                      30.78%
3 years                                     30.94%
Since Inception                             30.94%
Cumulative Since Inception                 124.50%
Distribution per share for the period*    $  0.01

*The period from the Fund's inception on 11/24/97 through 12/31/97.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH


[Graph appears here with the following plot points]



                              12/94     12/95     12/96     12/97
Class I Shares                10,000    13,850    17,191    22,482
Russell 1000 Growth Index     10,000    13,505    16,384    21,132


Comparison of change in value of a $10,000 investment in Evergreen Select Strategic Growth Fund, Class I and the Russell 1000 Growth Index.








Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

--------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Growth Fund
--------------------------------------------------------------------------
                          Portfolio Manager Commentary




Portfolio Management Team


The Evergreen Select Strategic Growth Fund is managed by Timothy M. Stevenson and W. Shannon Reid. They have over 31 years' combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills. Their disciplined approach assures consistency of results and superior service.



[Photograph of Timothy M. Stevenson]     [Photograph of W. Shannon Reid]




 Timothy M. Stevenson                            W. Shannon Reid



Performance


The Evergreen Select Strategic Growth Fund posted a total return of 17.0% for the six-month period ended December 31, 1997. The Fund significantly outpaced the 9.2% total return for the benchmark Russell 1000 Growth Index during the same time period. Strong performance can be attributed to individual stock selection and timely sell decisions rather than a heavy concentration in any particular economic sector. The Fund's position in cash and equivalents during the period averaged approximately 5%.

                                 Top 5 Sectors
                        (as a percentage of net assets)


Healthcare Products & Services                                  18.0%
Information Services & Technology                               15.7%
Finance & Insurance                                             12.2%
Food & Beverage Products                                         9.8%
Consumer Products & Services                                     7.6%



Investment Strategy


The Fund strives to achieve superior investment returns by owning a diversified portfolio of established companies which seek to produce superior and sustainable earnings growth. Our quantitative and qualitative fundamental analysis identifies companies which exhibit histories of superior earnings and dividend growth, strong current fundamentals and rising earnings expectations.


Equally important as the "buy decision" is deciding when to sell a particular holding. Growth stocks are inherently high expectation stocks. A deterioration in fundamentals typically leads to a negative price response; therefore, we continuously monitor business fundamentals, earnings trends and market expectations of positions held in the Fund.



Outlook


Overall market uncertainty, and therefore heightened volatility, is likely to carry over into 1998, barring quick resolution of the Asian economic turmoil. Within the portfolio we have reduced or eliminated our positions in some technology and other multinational companies which either compete against companies in that region or depend on the region for a significant portion of their earnings growth. Our analysis indicates that the limited upside potential for these stocks is outweighed by potential earnings disappointments. Examples include Texas Instruments, Oracle, Intel and Dupont. Conversely, we have increased our emphasis on companies with domestically oriented earnings growth such as Home Depot, CompUSA, Patterson Dental and Lincare Holdings.

-----------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Growth Fund
-----------------------------------------------------------------------
                          Portfolio Manager Commentary

The net effect of these changes has been to reduce the average market capitalization for the Fund and lower its price-to-earnings ratio from
28.8 to 27.5 during the six- month period. From a sector standpoint, we maintain a slight overweighting in consumer cyclicals, finance and business services. Slightly underweighted sectors include consumer staples and technology.


Going forward, we anticipate the portfolio's lower risk profile and reduced exposure to multinational companies to benefit performance, especially if the stock market experiences increased "Asia-induced" volatility. Despite the recent focus on turmoil in foreign markets, we believe it is important to remember that individual stock selection remains the most important determinant of performance. With that in mind, we continue to invest in U.S. companies which are judged to have superior and sustainable earnings growth prospects.

                                Top 10 Holdings
                                ----------------
                        (as a percentage of net assets)


Coca Cola Co. (The)                                               3.7%
Bristol-Myers Squibb Co.                                          2.8%
Microsoft Corp.                                                   2.7%
Philip Morris Companies, Inc.                                     2.7%
Proctor & Gamble Co. (The)                                        2.6%
Tyco International Ltd.                                           2.3%
Computer Horizons Corp.                                           2.1%
Shering-Plough Corp.                                              2.1%
PMC-Sierra, Inc.                                                  2.1%
Cendant Corp.                                                     2.0%

------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Value Fund
------------------------------------------------------------------
                    Fund at a Glance as of December 31, 1997


                               PORTFOLIO PROFILE



                                   Philosophy

Evergreen Select Strategic Value Fund is a value-style equity product which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.



                                    Process

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor-intensive research effort in order to dig deep for clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.



                                   Benchmark

                            Russell 1000 Value Index



                            PERFORMANCE AND RETURNS

                                              Class I
Performance Inception Date                 12/31/81
Average Annual Returns
6 mos.                                        14.46%
1 year                                        32.29%
3 years                                       30.44%
5 years                                       20.64%
10 years                                      17.23%
Since Inception                               18.07%
Cumulative Since Inception                  1327.29%
Distribution per share for the period*     $   0.10

*The period from the Fund's inception on 11/24/97 through 12/31/97.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH



[Graph appears here of the follow plot points]

                              12/87     12/89     12/91     12/93     12/95     12/97
Class I Shares                10,000    15,072    16,021    21,708    29,464    49,038
Russell 1000 Value Index      10,000    14,237    16,967    20,413    25,793    40,154


Comparison of change in value of a $10,000 investment in Evergreen Select Strategic Value Fund, Class I and the Russell 1000 Value Index.










Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 24, 1997. Performance for the collective trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratio as stated in the Fund's current prospectus. Index returns do not reflect expenses, which have been deducted from the Fund's return. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Value Fund
-------------------------------------------------------------------------
                          Portfolio Manager Commentary



Portfolio Management Team


The Evergreen Select Strategic Value Fund is managed by a team of 4 portfolio managers with over 82 years of combined investment experience and expertise in value equity analysis and management. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.



[Photograph of Don Rains]           [Photograph of Jack Gray]



Don Rains                                       Jack Gray





[Photograph of Elizabeth Smith]    [Photograph of Tim O'Grady]





Elizabeth Smith                             Tim O'Grady



Performance


The Evergreen Select Strategic Value Fund posted a total return of 14.5% for the six-month period ended December 31, 1997. This performance was achieved in a rather volatile market environment and compares very favorably to the 14.9% total return of the Russell 1000 Value Index as well as the S&P 500 Index's 10.6% return. The fiscal period was divided into two distinct and very different intervals. The portfolio capitalization structure and sector weightings which benefited performance during the first three months hampered returns during the final quarter. Overall, it was a positive period with the Fund outperforming its benchmark, the Russell 1000 Value Index.

                                 Top 5 Sectors
                                 --------------
                        (as a percentage of net assets)


Banks                                                               23.0%
Oil/Energy                                                          13.3%
Finance & Insurance                                                 12.8%
Information Services & Technology                                    6.3%
Utilities - Electric                                                 5.8%



Utility Sector


Over the past three-to-five years, the utility sector has essentially become a non-performing asset class, that is, up until the final months of 1997. Historically, we have carried a sixty percent relative weighting in the utility group. During the final and volatile months of 1997, investors sought out calmer waters by moving into the utility sector in the face of Southeast Asia's economic turmoil, awaiting a better tide in the form of a clearer perspective on the crisis. Whereas our utility underweighting enhanced returns in the third quarter, this major rotation into utilities contributed to the performance edge of the Russell 1000 Value Index during the fourth quarter, with its stronger utility representation versus the Evergreen Select Strategic Value Fund. Although we still maintain an underweighted position, we have made a prudent decision to move a little closer to our benchmark weighting by purchasing Pinnacle West and UtiliCorp United during the fiscal period.




Technology Sector


The Fund's weighting in technology and in particular in the individual companies that constitute our sector weighting, enhanced performance early in the period but had a negative impact during the fourth quarter. The market's negative reaction to technology stocks was swift and decisive. From our perspective it is important to look through the near-term environment and focus the Fund on core technology companies with good

----------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Value Fund
----------------------------------------------------------------------------
                          Portfolio Manager Commentary

long-term growth prospects. Our sense is that the technology sector is one of the few pure growth sectors in today's economy. While short-term performance results may be interrupted or delayed over narrow time periods, longer term we feel the Fund is properly structured to participate in the future growth prospects facing the industry.



The Market's Rotation


The trend that developed in the first part of the period when market leadership was led by small-to-mid-capitalization companies, reversed itself during the final three months. The rebound in the market was largely centered around large capitalization shares, because investors were willing to pay a premium for both security and liquidity. The Fund's average market capitalization during the quarter stood at approximately $26 billion compared to $33.5 billion for the Russell 1000 Value Index. Much like the previously mentioned sector weightings, this capitalization disparity fueled the Fund's strong 13.2% third quarter total return while hampering the fourth quarter return of 1.1%.

                                Top 10 Holdings
                        (as a percentage of net assets)


Philip Morris Companies, Inc.                                        3.0%
Century Telephone Enterprises, Inc.                                  2.9%
Union Planters Corp.                                                 2.8%
Chase Manhattan Corp.                                                2.7%
Williams Companies, Inc. (The)                                       2.7%
Citicorp                                                             2.7%
Bristol-Myers Squibb Co.                                             2.7%
First Chicago NBD Corp.                                              2.6%
PNC Bank Corp.                                                       2.6%
Summit Bancorp                                                       2.5%



Outlook


In viewing the background for equities, we continue to carry forward our 1997 operating assumptions of moderate economic growth without pricing pressure into 1998. Our sense is that the Standard and Poor's 500 Index will do well to match its long-term return of 10.4% per year in 1998. Corporate earnings hold the key. Given current equity valuations, and without further declines in interest rates, investors must see conclusive evidence of an acceptable earnings pattern throughout 1998. With it, a case can be made for higher equity prices, without it, equities look vulnerable and could go through a corrective phase. This places us squarely in the cautious bull camp.

--------------------------------------------------------------------------
                                   EVERGREEN
                            Select Common Stock Fund
--------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)



                                                                  Period Ended
                                                                   December 31, 1997
-------------------------------------------------------------------------------
 CLASS I*
-------------------------------------------------------------------------------

Net asset value beginning of period                                  $   82.97
                                                                     =========
Income from investment operations:
Net investment income                                                    0.11
Net realized and unrealized gain on investments                          0.05
                                                                     ---------
Total from investment operations                                         0.16
                                                                     ---------
Distributions to shareholders from:
Net investment income                                                   (0.09)
                                                                     ----------
Total distributions                                                     (0.09)
                                                                     ----------
Net asset value end of period                                       $   83.04
                                                                     ==========
Total Return                                                             0.20%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                            0.70%+
 Total expenses, excluding fee waiver and expense reimbursement          0.83%+
 Net investment income                                                   1.31%+
Portfolio turnover rate                                                     4%
Average commission rate per share                                  $   0.0492
Net assets end of period (millions)                                $   1,887

+ Annualized.
* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.














                  See Combined Notes to Financial Statements.

---------------------------------------------------------------------------
                                   EVERGREEN
                           Select Equity Income Fund
---------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)


                                                                              Period Ended
                                                                            December 31, 1997
------------------------------------------------------------------------------------------
 CLASS I*
-------------------------------------------------------------------------------------------

Net asset value beginning of period                                           $   87.31
                                                                              =========
Income from investment operations:
Net investment income                                                             0.26
Net realized and unrealized gain on investments and written call options          3.25
                                                                              ---------
Total from investment operations                                                  3.51
                                                                              ---------
Distributions to shareholders from:
Net investment income                                                            (0.21)
                                                                              ----------
Total distributions                                                              (0.21)
                                                                              ----------
Net asset value end of period                                                 $   90.61
                                                                              ==========
Total Return                                                                       4.03%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                                      0.77%+
 Total expenses, excluding fee waiver and expense reimbursement                    0.88%+
 Net investment income                                                             2.88%+
Portfolio turnover rate                                                               5%
Average commission rate per share                                           $    0.0573
Net assets end of period (thousands)                                        $   207,354

+ Annualized.
* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.
















                  See Combined Notes to Financial Statements.

------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Large Cap Blend Fund
------------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)


                                                                  Period Ended December 31, 1997
---------------------------------------------------------------------------------------------
                                                                   CLASS I**      CLASS IC*
---------------------------------------------------------------------------------------------

Net asset value beginning of period                                $   44.59      $   45.05
                                                                  ============   ============
Income from investment operations:
Net investment income                                                  0.02           0.04
Net realized and unrealized gain on investments                        1.45           0.99
                                                                  ------------   ------------
Total from investment operations                                       1.47           1.03
                                                                  ------------   ------------
Distributions to shareholders from:
Net investment income                                                 (0.01)         (0.03)
                                                                  ------------   ------------
Total distributions                                                   (0.01)         (0.03)
                                                                  ------------   ------------
Net asset value end of period                                      $  46.05      $   46.05
                                                                  ============   ============
Total Return                                                           3.30%          2.28%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                         0.71%+          0.71%+
 Total expenses, excluding fee waiver and expense reimbursement       0.85%+          0.85%+
 Net investment income                                                0.77%+          0.78%+
Portfolio turnover rate                                                  5%              5%
Average commission rate per share                                 $ 0.0564       $  0.0564
Net assets end of period (thousands)                              $     267      $ 467,014

+ Annualized.
* For the period from November 24, 1997 (commencement of Class operations) to December 31, 1997.
** For the period from December 19, 1997 (commencement of Class operations) to
   December 31, 1997.












                  See Combined Notes to Financial Statements.

---------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
---------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)


                                                                   Period Ended
                                                                December 31, 1997
-----------------------------------------------------------------------------
 CLASS IS*
-----------------------------------------------------------------------------

Net asset value beginning of period                                  $   10.00
                                                                      =========
Income from investment operations:
Net investment income                                                    0.01
Net realized and unrealized gain on investments                          0.23
                                                                      ---------
Total from investment operations                                         0.24
                                                                      ---------
Distributions to shareholders from:
Net investment income                                                       0
                                                                      ---------
Total distributions                                                         0
                                                                      ---------
Net asset value end of period                                         $  10.24
                                                                      =========
Total Return                                                             2.40%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                            1.00%+
 Total expenses, excluding fee waiver and expense reimbursement          1.46%+
 Net investment income                                                   3.05%+
Portfolio turnover rate                                                     3%
Average commission rate per share                                  $   0.0604
Net assets end of period (thousands)                               $   25,894

+ Annualized.
* For the period from December 23, 1997 (commencement of operations) to December 31, 1997.














                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
--------------------------------------------------------------------
                              Financial Highlights
           (For a share outstanding throughout the period) (Unaudited)


                                                                   Period Ended December 31, 1997
-------------------------------------------------------------------------------------------------
                                                                   CLASS I*         CLASS IC*
-------------------------------------------------------------------------------------------------

Net asset value beginning of period                                 $   36.65        $   36.65
                                                                  =============    =============
Income loss from investment operations:
Net investment loss                                                     (0.01)           (0.01)
Net realized and unrealized loss on investments                         (0.85)           (0.84)

Total from investment operations                                        (0.86)           (0.85)
                                                                  -------------    -------------
Distributions to shareholders:
In excess of net investment income                                          0#               0#
                                                                  -------------    -------------
Total distributions                                                         0                0
                                                                  -------------    -------------
Net asset value end of period                                       $   35.79        $   35.80
                                                                  =============    =============
Total Return                                                            (2.34%)          (2.34%)
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                            0.86%+           0.86%+
 Total expenses, excluding fee waiver and expense reimbursement          1.00%+           1.00%+
 Net investment loss                                                    (0.13%)+         (0.13%)+
Portfolio turnover rate                                                  5%               5%
Average commission rate per share                                 $    0.0526      $    0.0526
Net assets end of period (thousands)                              $     117        $ 156,921

+ Annualized.
* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.
#  Amount is less than one cent per share.















                  See Combined Notes to Financial Statements.

-------------------------------------------------------------------------
                                    EVERGREEN
                          Select Strategic Growth Fund
-------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)


                                                                     Period Ended
                                                                   December 31, 1997
--------------------------------------------------------------------------------
 CLASS I*
--------------------------------------------------------------------------------

Net asset value beginning of period                                  $   32.45
                                                                     =========
Income from investment operations:
Net investment income                                                    0.02
Net realized and unrealized gain on investments                          0.43
                                                                     ---------
Total from investment operations                                         0.45
                                                                     ---------
Distributions to shareholders from:
Net investment income                                                   (0.01)
                                                                     ----------
Total distributions                                                     (0.01)
                                                                     ----------
Net asset value end of period                                        $   32.89
                                                                     ==========
Total Return                                                              1.39%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                            0.72%+
 Total expenses, excluding fee waiver and expense reimbursement          0.87%+
 Net investment income                                                   0.54%+
Portfolio turnover rate                                                    43%
Average commission rate per share                                  $   0.0581
Net assets end of period (thousands)                               $  275,399

+ Annualized.
* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.
















                  See Combined Notes to Financial Statements.

-----------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Value Fund
-----------------------------------------------------------------------------
                              Financial Highlights
          (For a share outstanding throughout the period) (Unaudited)


                                                                     Period Ended
                                                                   December 31, 1997
---------------------------------------------------------------------------------
 CLASS I*
----------------------------------------------------------------------------------

Net asset value beginning of period                                  $   203.35
                                                                     ==========
Income from investment operations:
Net investment income                                                     0.18
Net realized and unrealized gain on investments                           6.19
                                                                     ----------
Total from investment operations                                          6.37
                                                                     ----------
Distributions to shareholders from:
Net investment income                                                    (0.10)
                                                                     -----------
Total distributions                                                      (0.10)
                                                                     -----------
Net asset value end of period                                        $  209.62
                                                                     ===========
Total Return                                                              3.13%
Ratios/Supplemental Data
Ratios to average net assets:
 Net expenses                                                             0.75%+
 Total expenses, excluding fee waiver and expense reimbursement           0.85%+
 Net investment income                                                    0.84%+
Portfolio turnover rate                                                      1%
Average commission rate per share                                  $    0.0605
Net assets end of period (thousands)                               $   183,368

+ Annualized.
* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.




















                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------
                                   EVERGREEN
                            Select Common Stock Fund
---------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1997 (Unaudited)





      Shares                                    Value
COMMON STOCKS - 95.8%
                  Automotive
                  Equipment &
                  Manufacturin - 2.7%

      275,000     Arvin Industries, Inc. .....   $ 9,160,938


      850,000     Ford Motor Co. .............    41,384,375
                                                 ------------
                                                  50,545,313
                                                 -------------
                  Banks - 9.9%

      435,000     Banc One Corp. ...........      23,625,937


      210,000     BankBoston Corp. .........      19,726,875


      195,000     Bankers Trust Corp. .....       21,925,313


      230,000     Chase Manhattan Corp. ...       25,185,000



      320,000     First Chicago NBD  Corp. ...    26,720,000



      225,000     Fleet Financial Group Corp. ..  16,860,938


      200,000     KeyCorp................         14,162,500

     375,000     NationsBank Corp. ...........    22,804,687


      250,000     SouthTrust Corp. ............   15,859,375
                                                 -------------
                                                 186,870,625
                                                --------------
                  Building,
                  Construction &
                  Furnishings - 1.8%

     310,000 *    American Standard Companies,
                  Inc. ......................     11,876,875

      435,000     Masco Corp. ...............     22,130,625
                                               --------------
                                                  34,007,500
                                               ---------------
                  Capital
                  Goods - 1.6%

      230,000     Case Corp. .............        13,900,625

      460,000     LucasVarity  Plc - ADR....      16,042,500
                                                ------------
                                                  29,943,125
                                               --------------
                  Chemical &
                  Agricultural
                  Products - 3.6%

     150,000 *    Cytec
                  Industries, Inc. .....           7,040,625

      120,000     Dow Chemical Co.                12,180,000

      430,000     Du Pont (E.I.)
                  De  Nemours & Co. ......        25,826,875

      150,000     Pioneer
                  Hi-Bred
                  Internationa Inc. ........      16,087,500

      165,000     Union Carbide Corp. ......       7,084,688
                                                --------------
                                                  68,219,688
                                                --------------

                  Communicatio
                  Systems &
                  Services - 1.8%

      600,000     Cisco Systems, Inc. .......     33,450,000
                                                 -----------

                  Consumer Products &
                  Services - 4.6%

      300,000     Black & Decker Corp. ......     11,718,750

     425,000 *    Fruit Of The
                  Loom, Inc. Cl. A .........      10,890,625

      120,000     Gillette Co. (The).......       12,052,500

      175,000     Nike, Inc. Cl. B ........        6,868,750

      355,000     Stanley Works...........        16,751,562

      385,000
                  Sunbeam-Oste Co., Inc....       16,218,125

      220,000     Whirlpool Corp. .........       12,100,000
                                                -------------
                                                  86,600,312
                                                -------------

                  Diversified Companies - 0.5%

      210,000     Tyco
                  Internationa  Ltd. .........     9,463,125
                                                 -----------
                  Electrical
                  Equipment &
                  Services - 3.1%

      790,000     General  Electric Co. ....      57,966,250
                                                 -----------
                  Finance &
                  Insurance - 5.1%
      275,000     Allmerica
                  Financial Corp. .....           13,732,812

      185,000     Allstate Corp. (The)......      16,811,875

      100,000     Loews Corp. ..............      10,612,500


      Shares                                       Value
COMMON STOCKS - continued
                  Finance & Insurance - continued
      320,000     Morgan
                  Stanley,
                  Dean Witter,
                  Discover & Co. .....           $18,920,000

      135,000     PMI Group, Inc. (The)....        9,762,188

      360,000     Providian
                  Financial Corp............      16,267,500

      171,000     UNUM Corp. ...............       9,298,125
                                                 ------------
                                                  95,405,000
                                               --------------
                  Food &
                  Beverage
                  Products - 8.6%

      440,000     Coca Cola Co. (The).......      29,315,000

      560,000     Conagra, Inc. ............      18,375,000

      340,000     Fortune Brands, Inc.......      12,601,250

      770,000     Philip
                  Morris
                  Companies, Inc. ..........      34,890,625

      520,000     RJR Nabisco
                  Holdings Corp. ...........      19,500,000

     240,000 *    Safeway, Inc. ............      15,180,000

      590,000     Sara Lee Corp. ...........      33,224,375
                                                -------------
                                                 163,086,250
                                                -------------
                  Healthcare
                  Products &
                  Services - 12.2%

      370,000     Abbott Laboratories.......      24,258,125

     290,000 *    Amgen, Inc. ..............      15,696,250

     385,000 *    Boston
                  Scientific
                  Corp. ....................      17,661,875
      230,000     Bristol-Myer
                  Squibb Co. ...............      21,763,750

     250,000 *    FPA Medical
                  Management, Inc. .........       4,656,250

      270,000     HBO & Co. ................      12,960,000

      450,000     Health
                  Management
                  Associates,
                  Inc. .....................      11,362,500

      620,000     HEALTHSOUTH Corp. ........      17,205,000

     210,000 *    Lincare
                  Holdings, Inc. ...........      11,970,000

     720,000 *    MedPartners, Inc. ........      16,110,000

      260,000     Pfizer, Inc. ..............     19,386,250

      200,000     Schering-Plo Corp. ........     12,425,000

      300,000     SmithKline
                  Beecham Plc, ADR ..........     15,431,250

      630,000     Tenet Healthcare Corp. .....    20,868,750

      190,000     Teva
                  Pharmaceutic
                  Industries
                  Ltd.,
                  ADR .........................    8,989,375
                                               --------------
                                                 230,744,375
                                               --------------
                  Industrial
                  Specialty
                  Products &
                  Services - 0.5%

     160,000 *    Sealed Air Corp. ...........     9,880,000
                                                -------------


                  Information
                  Services &
                   Technology    2.3%

     365,000 *    3Com Corp. .................    12,752,187

     200,000 *    Adaptec, Inc. ..............     7,425,000

      180,000     Altera Corp. ................    5,962,500

     200,000 *    Applied
                  Materials, Inc. .............    6,025,000

     400,000 *    Cadence
                  Design
                  Systems, Inc. ...............    9,800,000

      470,000     Compaq
                  Computer Corp. ...............  26,525,625

      787,500     Computer
                  Associates
                  Internationa
                  Inc. ........................   41,639,062

      90,000 *    Dell Computer Corp. .........    7,560,000

      270,000     Intel Corp. .................   18,967,500
      340,000     International
                  Business Machines Corp. .....   35,551,250

     150,000 *    Microsoft Corp. .............   19,387,500

     140,000 *    Networks
                  Associates, Inc. ............    7,402,500

     190,000 *    Quantum Corp. ...............    3,811,875

      80,000 *    Sanmina Corp. ...............    5,420,000

     200,000 *    SCI Systems, Inc. ..........     8,712,500

     200,000 *    Synopsys, Inc. .............     7,150,000

----------------------------------------------------------------------
                                   EVERGREEN
                            Select Common Stock Fund
----------------------------------------------------------------------
                      Schedule of Investments (continued)
                         December 31, 1997 (Unaudited)




      Shares                                                  Value
COMMON STOCKS - continued
                 Information Services &
                 Technology - continued
       175,000   Varian Associates, Inc. ............    $    8,848,438
                                                         --------------
                                                            232,940,937
                                                         ---------------
                 Metal Products & Services - 1.4%
       110,000   Aluminum Co. of America ............         7,741,250
       285,000   Crown Cork & Seal Co., Inc. ........        14,285,625
       485,000   LTV Corp. ..........................         4,728,750
                                                         --------------
                                                             26,755,625
                                                        ---------------
                 Oil/Energy - 8.0%
       145,000   Ashland, Inc. ......................         7,784,687
       530,000   Enron Corp. ........................        22,028,125
       130,000   Mobil Corp. ........................         9,384,375
       350,000   Phillips Petroleum Co. .............        17,018,750
       300,000   Sonat, Inc. ........................        13,725,000
       520,000   Texaco, Inc. .......................        28,275,000
       460,000   Tosco Corp. ........................        17,393,750
       460,000   Ultramar Diamond Shamrock Corp. ....        14,662,500
       580,000   YPF Sociedad Anonima, ADR ..........        19,828,750
                                                         --------------
                                                            150,100,937
                                                         --------------

                 Oil Field Services - 2.0%
       500,000   Diamond Offshore Drilling, Inc. ....        24,062,500
      350,000 *  Reading & Bates Corp. ..............        14,656,250
                                                         --------------
                                                             38,718,750
                                                         --------------
                 Real Estate - 0.9%
       460,000   FelCor Suite Hotels, Inc. REIT .....        16,330,000
                                                         --------------
                 Retailing & Wholesale - 4.2%
       375,000   Dayton Hudson Corp. ................        25,312,500
       545,000   Family Dollar Stores, Inc. .........        15,975,313
      380,000 *  Federated Department Stores, Inc. ..        16,363,750
       475,000   Sears, Roebuck & Co. ...............        21,493,750
                                                         --------------
                                                             79,145,313
                                                         --------------


      Shares                                                  Value
COMMON STOCKS - continued
                 Telecommunication Services &
                  Equipment - 0.7%
      190,000 *  Nokia Corp., ADR ...................    $   13,300,000
                                                         ---------------
                 Transportation - 1.7%
       210,000   Burlington Northern Santa Fe .......        19,516,875
       435,000   Norfolk Southern Corp. .............        13,403,438
                                                         --------------
                                                             32,920,313
                                                         --------------
                 Utilities - Electric - 4.7%
       670,000   CINergy Corp. .....................         25,669,375
       555,000   CMS Energy Corp. ...................        24,454,687
       555,000   GPU, Inc. ..........................        23,379,375
       390,000   UtiliCorp United, Inc. .............        15,136,875
                                                         ---------------
                                                             88,640,312
                                                         ---------------
                 Utilities - Telephone - 3.9%
       440,000   Century Telephone Enterprises, Inc.         21,917,500
       680,000   GTE Corp. ..........................        35,530,000
      500,000 *  LCI International, Inc. ............        15,375,000
                                                         --------------
                                                             72,822,500
                                                        ----------------
                 Total Common Stocks
                 (cost $1,238,668,263)...............     1,807,856,250
                                                        ----------------
SHORT-TERM INVESTMENTS - 4.2%
                 Money Market Shares - 4.2%
    78,662,448   Valiant General Fund ...............        78,662,448
                                                        ----------------
                 Total Short-Term Investments
                 (cost $78,662,448).................         78,662,448
                                                         ---------------
                 Total Investments -
                 (cost $1,317,330,711)..... 100.0%        1,886,518,698
                 Other Assets and
                 Liabilities - Net ........   0.0               341,192
                                           -------       --------------
                 Net Assets ............... 100.0%       $1,886,859,890
                                            ======       ==============

* Non-income producing securities.



Summary of Abbreviations:
ADR   American Depository Receipts
REIT  Real Estate Investment Trust










                  See Combined Notes to Financial Statements.

----------------------------------------------------------------------
                                   EVERGREEN
                           Select Equity Income Fund
----------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1997 (Unaudited)





       Shares                                        Value
COMMON STOCKS - 80.4%
                     Aerospace &
                     Defense - 0.7%
        20,000       United Technologies
                     Corp. ................     $ 1,456,250
                                                -------------
                     Automotive Equipment &
                     Manufacturing - 2.4%

       100,000       Ford Motor Co. ........       4,868,750
                                               ---------------
                     Banks - 13.9%
        50,000       BankBoston Corp. .....        4,696,875
        45,000       Bankers Trust Corp. ....      5,059,687
        90,000       First Tennessee
                     National Corp. .........      6,007,500

        80,000       PNC Bank Corp. .........      4,565,000

        30,000       Summit Bancorp (b) .....      1,597,500

       100,000       Union Planters Corp.....      6,793,750
                                                -------------
                                                  28,720,312
                                                -------------
                     Building, Construction
                     & Furnishings - 2.5%

      100,000 *      American Standard
                     Companies, Inc. ........      3,831,250

        21,607       Southdown, Inc. ........      1,274,813
                                                  ------------
                                                   5,106,063
                                                 -------------
                     Chemical & Agricultural
                     Products - 0.9%

        19,000       Dow Chemical Co. ....         1,928,500
                                               --------------
                     Consumer Products &
                     Services - 1.2%

      100,000 *      Fruit Of The Loom, Inc.
                     Cl. A ...............         2,562,500
                                              ---------------
                     Electrical Equipment &
                     Services - 2.5%

        70,000       General Electric Co. ....     5,136,250
                                                -------------
                     Food & Beverage
                     Products - 4.5%

       100,000       Philip Morris
                     Companies, Inc. .........     4,531,250

       130,000       RJR Nabisco Holdings
                    Corp. ....................     4,875,000
                                                -------------
                                                   9,406,250
                                               --------------
                     Healthcare Products &
                     Services - 6.2%

        48,000       American Home Products
                     Corp. ...................     3,672,000

        50,000       Bristol-Myers Squibb
                     Co. .....................     4,731,250

      200,000 *      MedPartners, Inc. ......      4,475,000
                                                 ------------
                                                  12,878,250
                                                 -------------
                      Information Services &
                     Technology - 2.0%
        40,000       International Business
                     Machines
                     Corp. ..................      4,182,500
                                                 ------------
                     Metal Products &
                     Services - 2.0%
        60,000       Aluminum Co. of America       4,222,500
                                                -------------

                     Oil/Energy - 12.4%
       440,000       Chesapeake Energy Corp. ..    3,327,500

       125,000       Enron Corp. ..............    5,195,312
        85,000       Phillips Petroleum Co. ...    4,133,125

       110,000       Sonat, Inc. ..............    5,032,500

        70,000       Texaco, Inc. .............    3,806,250

       125,000       YPF Sociedad Anonima,
                     ADR ......................    4,273,438
                                                  -----------
                                                  25,768,125
                                                 ------------

       Shares                                        Value
COMMON STOCKS - continued
                     Real Estate - 2.0%
       100,000       Avalon Properties, Inc.
                     REIT ..................     $ 3,093,750

        30,000       FelCor Suite Hotels, Inc.
                     REIT ...................      1,065,000
                                                 ------------
                                                   4,158,750
                                                -------------

                     Transportation - 1.8%
        40,280       Burlington Northern
                     Santa Fe (b) ...........      3,743,523
                                                 -------------

                     Utilities-Electric - 18.9%
       160,000       Allegheny Energy, Inc. ...    5,200,000
       140,000       CINergy Corp. ............    5,363,750
       130,000       CMS Energy Corp. .........    5,728,125
       125,000       GPU, Inc. ................    5,265,625
       198,000       Houston Industries, Inc. ..   5,284,125
       240,000       PacifiCorp ................   6,555,000
       150,000       UtiliCorp United, Inc. ....   5,821,875
                                                -------------
                                                  39,218,500
                                              ---------------

                            Utilities-Gas - 2.5%
       120,000       NICOR, Inc. ..............    5,062,500
                                                ------------
                      Utilities-Telephone -4.0%
       100,000       GTE Corp. ................    5,225,000
      100,000 *      LCI International, Inc....    3,075,000
                                               -------------
                                                   8,300,000
                                               -------------
                     Total Common Stocks
                     (cost $120,963,607)         166,719,523
                                               -------------
CONVERTIBLE PREFERRED - 8.1%
                     Capital Goods - 1.4%

        20,000       Case Corp.
                     4.50%, Series A, 144A ..      2,872,500
                                                -------------
                     Oil/Energy - 2.5%
        65,000       Tosco Financing Trust
                     5.75%, 144A ............      4,208,750

        15,000       Tosco Financing Trust
                     5.75% .................         971,250
                                                 ------------
                                                   5,180,000
                                               --------------
                     Paper &
                     Packaging - 2.5%
       110,000       Crown Cork & Seal Co., Inc.
                     4.50%, MIPS ............      5,170,000
                                                ------------
                     Real Estate - 1.7%
       125,000       Felcor Suite Hotels,
                     Inc.  ..................      3,578,125
                                                -------------

                     Total Convertible
                     Preferred
                     (cost $16,314,485) .....     16,800,625
                                                -------------


    Principal
    Amount
CONVERTIBLE DEBENTURES - 2.8%
                 Building, Construction &
                 Furnishings - 0.8%
$ 1,500,000      Masco Corp.
                 5.25%, 2/15/12 .............      1,792,500
                                                  -----------
                 Information Services &
                 Technology - 2.0%
  4,000,000      Adaptec, Inc.
                 4.75%, 2/1/04, 144A ........      4,120,000
                                                  -----------
                 Total Convertible Debentures
                 (cost $5,518,684) ..........      5,912,500
                                                  -----------

------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Equity Income Fund
------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                         December 31, 1997 (Unaudited)


    Principal
     Amount                                        Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.4%
                Treasury Notes & Bonds - 7.4%
                U.S. Treasury Notes
 $  2,000,000    6.125%, 7/31/00 ...........    $ 2,020,626
    2,000,000    6.125%, 9/30/00 ...........      2,021,876
    2,000,000    6.125%, 12/31/01 ..........      2,027,502
    1,500,000    6.50%, 4/30/99 ............      1,516,876
    2,000,000    6.50%, 8/31/01 ............      2,050,002
      500,000    6.625%, 6/30/01 ...........        514,219
    1,940,000    6.875%, 7/31/99 ...........      1,974,557
    1,000,000    7.25%, 2/15/98 ............      1,002,188
      500,000    7.25%, 5/15/04 ............        539,844
    1,000,000    7.75%, 11/30/99 ...........      1,037,188
      600,000    7.875%, 4/15/98 ...........        604,313
                                                -----------
                Total U.S. Government & Agency
                Obligations (cost $15,044,108)   15,309,191
                                               ------------


    Shares                                                 Value
SHORT-TERM INVESTMENTS - 1.3%
              Money Market Shares - 1.2%
  2,417,606   Valiant General Fund ...                  $2,417,606
                                                        ----------


   Principal
    Amount
              Repurchase Agreement - 0.1%
$  249,191    Dresdner Bank AG
              6.25%, dated 12/31/97, due 1/2/98,
              maturity value $249,278 (cost
              $249,191) (a)......................          249,191
                                                        -----------
              Total Short-Term Investments
              (cost $2,666,797)..................        2,666,797
                                                        ----------
              Total Investments -
               (cost $160,507,681)..... 100.0%         207,408,636
              Other Assets and
               Liabilities - Net ......   0.0              (54,860)
                                        -------        ------------
              Net Assets .............. 100.0%        $207,353,776
                                       =======        ============

*  Non-income producing securities.
(a)  At December 31, 1997, the repurchase agreement was collateralized by:
$255,000 U.S. Treasury Notes, 5.875%, 11/15/99; value including accrued interest -$257,541.
(b) All or a portion of these securities have been segregated to cover open written call options.



Summary of Abbreviations:
ADR   American Depository Receipts
MIPS  Monthly Income Preferred Shares
REIT  Real Estate Investment Trust


144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


COVERED CALL OPTIONS WRITTEN

                                                  Shares Subject
Common Stocks/Expiration Date/Exercise Price         to Call        Contracts       Value
----------------------------------------------   ---------------   -----------   -----------
 Burlington Northern, 1/18/98, $100.00               40,000           400         $  2,500
 Summit Bancorp, 1/18/98, $40.00                     30,000           200          360,000
                                                                                  --------
  Total (premiums received $233,192)                                              $362,500
                                                                                  ========

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Large Cap Blend Fund
-------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1997 (Unaudited)





       Shares                                       Value
COMMON STOCKS - 95.4%
                     Automotive Equipment &
                     Manufacturing - 2.5%
       131,900       Ford Motor Co. .........    $ 6,421,881
        84,940       General Motors Corp. ...      5,149,488
                                                ------------
                                                  11,571,369
                                                -------------
                     Banks - 11.1%
       209,000       Banc One Corp. .........     11,351,312
       135,200       BankBoston Corp. .......     12,700,350
        60,070       Bankers Trust Corp. ....      6,754,121
        51,200       Chase Manhattan Corp. ..      5,606,400
        83,000       First Chicago NBD
                     Corp. ..................      6,930,500
        25,000       Fleet Financial Group,
                     Inc. ...................      1,873,437
        98,900       Union Planters Corp.....      6,719,019
                                               --------------
                                                  51,935,139
                                              --------------

                     Building, Construction &
                     Furnishings - 2.6%
       242,400       Masco Corp. ...........      12,332,100
                                                ------------
                     Capital Goods - 1.2%
        91,470       Case Corp. ...........        5,528,218
                                                ------------
                     Communication Systems &
                     Services - 1.2%
        99,000       Cisco Systems, Inc. ....      5,519,250
                                                ------------
                     Consumer Products &
                     Services - 5.6%
      413,800 *      Cendant Corp. ..........     14,224,375
        82,000       Colgate-Palmolive Co. ..      6,027,000
       125,350       Stanley Works ..........      5,914,953
                                                  -----------
                                                  26,166,328
                                                 ------------


                     Diversified Companies  - 4.9%
       243,000       AlliedSignal, Inc. ......     9,461,813
       293,000       Tyco International Ltd. ..   13,203,312
                                                 ------------
                                                  22,665,125
                                                 -----------
                     Electrical Equipment &
                     Services - 2.7%
       172,560       General Electric Co. .....   12,661,590
                                                 ------------

                     Finance & Insurance - 5.7%
        68,800       Allstate Corp. (The)......    6,252,200
       127,050       American International
                     Group, Inc. .............    13,816,687
       118,500       Travelers Group, Inc. ...     6,384,188
                                                  -----------
                                                  26,453,075
                                                 ------------
                     Food & Beverage
                     Products - 5.1%
        92,910       Coca Cola Co. (The)......     6,190,129
       253,400       Philip Morris
                     Companies, Inc. .........    11,482,187
       111,200       Sara Lee Corp. ..........     6,261,950
                                                -------------
                                                  23,934,266
                                               --------------
                     Healthcare Products &
                      Services - 18.8%
       124,000       Bristol-Myers Squibb
                     Co.....................      11,733,500
       296,700       HBO & Co. .............      14,241,600
       418,000       HEALTHSOUTH Corp. .....      11,599,500
       172,885       Johnson & Johnson .....      11,388,800


       Shares                                       Value
COMMON STOCKS - continued
                     Healthcare Products &
                     Services - continued
      203,590 *      Lincare Holdings, Inc. ...  $11,604,630
        98,870       Pfizer, Inc.  ............    7,371,994
       244,875       SmithKline Beecham Plc,
                     ADR .....................    12,595,758
      148,000 *      Universal Health .......      7,455,500
                                                -------------
                     Services, Inc. Cl. B ....    87,991,282
                                              ----------------

                     Information Services &
                     Technology - 10.9%
      185,265 *      3Com Corp. .............      6,472,696
      121,100 *      Adaptec, Inc. ..........      4,495,837
       184,310       Compaq Computer Corp....     10,401,996
      192,500 *      EMC Corp. .............       5,281,719
      488,000 *      Iomega Corp. .........        6,069,500
       43,835 *      Microsoft Corp. .........     5,665,674
      124,000 *      Networks Associates,
                     Inc. ...................      6,556,500
       90,480 *      Sanmina Corp. ..........      6,130,020
                                                -------------
                                                  51,073,942
                                               -------------
                     Metal Products &
                     Services - 2.4%
       161,400       Aluminum Co. of America...   11,358,525
                                                -------------
                     Oil/Energy - 7.5%
        78,000       Mobil Corp. .............     5,630,625
       197,400       Texaco, Inc. ............    10,733,625
       330,825       Tosco Corp. ............     12,509,321
       174,700       YPF Sociedad Anonima,
                     ADR ....................      5,972,556
                                                 ------------
                                                  34,846,127
                                                 ------------


                     Oil Field Services - 2.3%
       108,590       Diamond Offshore
                     Drilling, Inc. ..........     5,225,894
      135,000 *      Reading & Bates Corp. ...     5,653,125
                                                 ------------
                                                  10,879,019
                                                 ------------
                     Real Estate - 1.0%
       137,800       FelCor Suite Hotels,
                     Inc. REIT................     4,891,900
                                                -------------
                     Retailing & Wholesale - 1.3%
      138,415 *      Federated Department
                     Stores, Inc. ............     5,960,496
                                                ------------
                     Transportation - 1.2%
        58,600       Burlington Northern .....     5,446,137
                                                -------------
                     Santa Fe
                     Utilities - Electric - 5.3%
       323,700       CINergy Corp. ..........     12,401,756
       145,600       CMS Energy Corp. ......       6,415,500
       220,000       PacifiCorp ............       6,008,750
                                              --------------
                                                  24,826,006
                                             ----------------


                     Utilities - Telephone - 2.1%
        87,700       Century Telephone Enterprises,
                     Inc. ...................      4,368,556
        75,000       SBC Communications,
                     Inc. ...................      5,493,750
                                                --------------
                                                   9,862,306
                                               ---------------
                     Total Common Stocks
                     (cost $334,568,746).....    445,902,200
                                                ------------

-------------------------------------------------------------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
--------------------------------------------------------------------



                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)


    Shares                                               Value
SHORT-TERM INVESTMENTS - 4.5%
             Money Market Shares - 0.5%
 2,109,452   Valiant General Fund ...                 $2,109,452
                                                     ------------


   Principal
    Amount
               Repurchase Agreement - 4.0%
$18,642,672    Dresdner Bank AG
               6.25%, dated 12/31/97, due 1/2/98,
               maturity value $18,649,145 (cost
               $18,642,672) (a).................      18,642,672
                                                      ----------
               Total Short-Term Investments
               (cost $20,752,124)...............      20,752,124
                                                      ----------
               Total Investments -
               (cost $355,320,870).....  99.9%       466,654,324
               Other Assets and
               Liabilities - Net ......   0.1            626,520
                                        ------      -------------
               Net Assets ............. 100.0%      $467,280,844
                                        ======    ===============


*  Non-income producing securities.
(a)  At December 31, 1997, the repurchase agreement was collateralized by:
$5,017,000 U.S. Treasury Notes, 9.25%, 8/15/98; value including accrued interest -$5,299,194, $3,205,000 U.S. Treasury Notes, 5.875%, 11/15/99; value including accrued interest - $3,236,939 and $10,140,000 U.S. Treasury Notes, 6%, 7/31/02; value including accrued interest - $10,481,574.



Summary of Abbreviations:
ADR   American Depository Receipts
REIT  Real Estate Investment Trust



















                  See Combined Notes to Financial Statements.

----------------------------------------------------------------
                               EVERGREEN
                        Select Small Company Value Fund
-----------------------------------------------------------------




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





       Shares                                       Value
           COMMON STOCKS - 82.4%
                     Banks - 9.4%
        2,500        ABC Bancorp ...........      $   49,375
        7,500        Beverly
                     Bancorporation, Inc. ....       171,562
          800        Britton & Koontz
                     Capital Corp. ............       17,600
      25,000 *       Civic Bancorp ............      487,500
       20,000        First State Bancorp ......      427,500
       15,000        Granite State
                     Bankshares, Inc...........      401,250
        8,000        Hancock Holding Co........      484,000
       10,000        Seacoast Banking Corp.
                     of Florida Cl. A .........       385,000
                                                 ------------
                                                   2,423,787
                                                 ------------
                     Building, Construction  &
                     Furnishings  - 4.7%
      20,000 *       Eagle Hardware &
                     Garden, Inc. ..........         387,500
       10,000        La-Z-Boy Chair Co. ....         431,250
      10,000 *       US Home Corp. .........         392,500
                                                 -------------
                                                    1,211,250
                                               ----------------


                     Communication Systems &
                     Services  - 1.9%
      20,000 *       Andrew Corp. .......            480,000
                                                -------------
                     Consumer Products &
                     Services - 7.0%
       25,000        CPI Corp. ..........            565,625
       20,000        Russ Berrie & Co.,
                     Inc. ...............            525,000
       30,000        Stride Rite Corp. ..            360,000
       15,000        York Group, Inc. ...            365,625
                                               --------------
                                                   1,816,250
                                               --------------

                     Electrical Equipment &
                     Services - 7.9%
        1,800        BGS Systems, Inc. .....          63,000
      10,000 *       Dupont Photomasks,
                     Inc. ..................         348,750
      10,000 *       Hadco Corp. ........            452,500
       10,000        Harman International
                     Industries, Inc. .......        424,375
      17,000 *       Photronic, Inc. ....            412,250
      15,000 *       SMART Modular
                     Technologies, Inc. ......       345,000
                                                  ------------
                                                   2,045,875
                                                  ------------
                     Finance &
                     Insurance - 5.2%
       20,000        Frontier Insurance
                     Group, Inc. .............       457,500
      25,000 *       Grand Premier
                     Financial, Inc. ..........      356,250
       11,400        Interstate/Johnson
                     Lane, Inc. ..............       302,100
        8,800        Meadowbrook Insurance
                     Group, Inc. .............       229,350
                                                 --------------
                                                   1,345,200
                                                 --------------

                     Healthcare Products &
                     Services - 7.9%
      40,000 *       ADAC Laboratories ......        790,000
      20,000 *       Empi, Inc. .............        395,000
       7,000 *       Maxxim Medical, Inc. .          152,250
      15,000 *       VISX, Inc. .........            331,875
       20,000        Vital Signs, Inc. ..            390,000
                                                 -----------
                                                   2,059,125
                                                -------------
                     Industrial Specialty
                     Products & Services  - 1.8%
       27,700        Met-Pro Corp. ......            457,050
                                                -------------


       Shares                                       Value
COMMON STOCKS - continued
                     Metal Products &
                     Services - 1.2%
      20,000 *       Steel Dynamics, Inc. ......  $  320,000
                                                  ----------
                     Oil/Energy  - 7.2%
      15,000 *       Barrett Resources
                     Corp.......................     453,750
        5,000        Berry Petroleum Co.
                     Cl. A......................      87,188
        4,000        Cabot Oil & Gas Corp.
                     Cl. A ....................       77,750
      40,000 *       COHO Energy, Inc. ........      365,000
      10,000 *       Nuevo Energy Co. ........       407,500
       15,000        Quaker State Corp. .....        213,750
       20,000        Southwestern Energy Co. ...     257,500
                                                 ------------
                                                   1,862,438
                                                 ------------
                     Oil Field
                     Services - 10.5%
      10,000 *       Atwood Oceanics, Inc.....       473,750
      10,000 *       Cliffs Drilling Co. .....       498,750
      30,000 *       Hvide Marine, Inc. Cl. A...     772,500

        2,000        Lufkin Industries,
                     Inc. ......................      71,500
      20,000 *       Offshore Logistics,
                     Inc. ......................     427,500
       8,000 *       SEACOR SMIT, Inc. .........     482,000
                                                   ----------
                                                   2,726,000
                                                 ------------
                     Real Estate - 4.3%
       10,000        Brandywine Realty
                     Trust REIT ...............      251,250
       10,000        Eastgroup Properties,
                     Inc. REIT ...............       216,250
       10,000        Gables Residential
                     Trust REIT ..............       276,250
       12,500        Innkeepers USA Trust
                     REIT ....................       193,750
       10,000        Sunstone Hotel Investors,
                     Inc.REIT ................       172,500
                                                 ------------
                                                   1,110,000
                                                 ------------


                     Retailing &
                     Wholesale - 3.0%
      10,000 *       Anntaylor Stores Corp. ....     133,750

      12,000 *       Cole National Corp.
                     Cl. A ....................      359,250
      10,000 *       Petco Animal Supplies,
                     Inc. .....................      240,000
        2,500        Seaway Food Town, Inc. ...       47,500
                                                  -----------
                                                     780,500
                                                  -----------
                     Textile &
                     Apparel - 0.1%
        2,000        Superior Surgical
                     Manufacturing Co.,
                     Inc. ...............             32,000
                                                 ------------
                     Thrift
                     Institutions - 5.6%
       20,000        Horizon Financial
                     Corp. ..............            355,000
       20,000        Maryland Federal
                     Bancorp, Inc. .......           700,000
       20,000        Monterey Bay Bancorp,
                     Inc. .................          390,000
                                               ---------------
                                                   1,445,000
                                               ---------------

                            Transportation  - 1.1%
      13,000 *       Airnet Systems, Inc. ....       279,500
                                                -----------


                     Utilities - Electric  - 1.8%
       20,000        Madison Gas & Electric
                     Co. ...................         460,000
                     Utilities - Gas  - 1.8%
        1,300        South Jersey
                     Industries, Inc. .......         39,406
       15,000        UGI Corp. ..........            439,688
                                                 ------------
                                                     479,094
                                                 ------------
                     Total Common Stocks
                     (cost $20,746,284).. ...     21,333,069
                                                 ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
-------------------------------------------------------------------------------



                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)


     Shares                                              Value
SHORT-TERM INVESTMENTS - 51.5%
               Government Agency Notes &
                Bonds - 51.5%
  13,390,000   Federal Home Loan Mortgage
               5.74%, 1/23/98 ...................    $ 13,343,031
                                                     ------------
               Total Short-Term Investments
               (cost $13,343,031)................      13,343,031
                                                     ------------
               Total Investments -
               (cost $34,089,315)...... 133.9%         34,676,100
               Other Assets and
               Liabilities - Net ...... (33.9)         (8,781,740)
                                       -------       -------------
               Net Assets ............. 100.0%       $ 25,894,360
                                       =======       =============


* Non-income producing securities.



Summary of Abbreviations:
REIT  Real Estate Investment Trust





















                  See Combined Notes to Financial Statements.

----------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
-----------------------------------------------------------------------------



                            Schedule of Investments

                         December 31, 1997 (Unaudited)





       Shares                                                   Value
COMMON STOCKS - 95.6%
                     Banks - 7.5%
       25,000        BankBoston Corp. ...............     $2,348,437
       54,000        SouthTrust Corp. ...............      3,425,625
       57,000        Summit Bancorp .................      3,035,250
       44,000        Union Planters Corp. ...........      2,989,250
                                                         ------------
                                                          11,798,562
                                                         -------------
                     Building, Construction &
                     Furnishings - 2.6%
       52,000        Medusa Corp. ...................      2,174,250
      55,000 *       NCI Building Systems, Inc. .....      1,952,500
                                                         ------------
                                                           4,126,750
                                                         -------------
                     Business Equipment &
                     Services - 1.4%
      54,000 *       Robert Half International, Inc. ..    2,160,000
                                                         ------------
                     Capital Goods - 2.1%
      110,000        AGCO Corp. .....................      3,217,500
                                                         -------------
                     Consumer Products &
                     Services - 1.0%
      40,000 *       Starbucks Corp. ................      1,535,000
                                                         ------------
                     Environmental Services - 2.4%
      80,000 *       Allied Waste Industries, Inc. ..      1,865,000
       53,000        American Disposal Services, Inc. .    1,934,500
                                                         ------------
                                                           3,799,500
                                                         ------------
                     Finance & Insurance - 6.8%
       40,000        AFLAC, Inc. ....................      2,045,000
       18,000        Franklin Resources, Inc. .......      1,564,875
       85,000        Money Store, Inc. ..............      1,785,000
       80,000        Partnerre Ltd. .................      3,710,000
       40,000        ReliaStar Financial Corp. ......      1,647,500
                                                         ------------
                                                          10,752,375
                                                        -------------
                     Food & Beverage Products - 3.0%
       38,000        Dean Foods Co. .................      2,261,000
       85,000        Richfood Holdings, Inc. ........      2,401,250
                                                       -------------
                                                           4,662,250
                                                        -------------
                     Healthcare Products &
                     Services - 14.1%
      32,000 *       Boston Scientific Corp. ........      1,468,000
       80,000        Genesis Health Ventures, Inc. ..      2,110,000
       84,000        HBO & Co. ......................      4,032,000
      38,000 *       HealthCare COMPARE Corp. .......      1,942,750
     150,000 *       HEALTHSOUTH Corp. ..............      4,162,500
      36,000 *       Lincare Holdings, Inc. .........      2,052,000
     120,000 *       Orthodontic Centers America, Inc.     1,995,000
      62,000 *       Pediatrix Medical Group, Inc. ..      2,650,500
      30,000 *       Safeskin Corp. .................      1,702,500
                                                         -----------
                                                          22,115,250
                                                        ------------
                     Industrial Specialty Products &
                     Services - 2.5%
       32,000        Magna Group, Inc. Cl. A ........      2,010,000
       70,000        Roper Industries, Inc. .........      1,977,500
                                                          ----------
                                                           3,987,500
                                                          ----------
                     Information Services &
                         Technology - 13.2%
      48,000 *       3Com Corp. .....................      1,677,000


       Shares                                                   Value
COMMON STOCKS - continued
                     Information Services & Technology - continued
      75,000 *       Adaptec, Inc. ..................     $2,784,375
     120,000 *       EMC Corp. ......................      3,292,500
     120,000 *       Iomega Corp. ...................      1,492,500
      72,000 *       Networks Associates, Inc. ......      3,807,000
      62,000 *       PMC-Sierra, Inc. ...............      1,922,000
      58,000 *       Remedy Corp. ...................      1,218,000
      30,000 *       Sanmina Corp. ..................      2,032,500
      60,000 *       Uniphase Corp. .................      2,482,500
                                                         -----------
                                                          20,708,375
                                                        -------------
                     Leisure & Tourism - 3.4%
       55,000        Brunswick Corp. ................      1,667,187
       62,000        Callaway Golf Co. ..............      1,770,875
      90,000 *       Cannondale Corp. ...............      1,957,500
                                                       ---------------
                                                           5,395,562
                                                        ---------------
                     Oil/Energy - 3.0%
       51,000        Sonat, Inc. ....................      2,333,250
       75,000        Ultramar Diamond Shamrock Corp.       2,390,625
                                                         ------------
                                                           4,723,875
                                                         -----------
                     Oil Field Services - 4.9%
     250,000 *       Newpark Resources, Inc. ........      4,375,000
      85,000 *       Pride International, Inc. ......      2,146,250
       22,000        Tidewater, Inc. ................      1,212,750
                                                         -----------
                                                           7,734,000
                                                        -------------
                     Paper & Packaging - 1.6%
       95,000        Rock Tennessee Co. Cl. A .......      1,947,500
       27,500        Wausau Mosinee Paper Corp. ......       553,438
                                                          -----------
                                                           2,500,938
                                                          ----------
                     Pharmaceuticals - 3.8%
      150,000        Biochem Pharmaceuticals, Inc ...      3,131,250
      56,000 *       Elan Corp., Plc-ADR .............     2,866,500
                                                          ----------
                                                           5,997,750
                                                          ----------
                     Real Estate - 3.1%
       70,000        FelCor Suite Hotels, Inc. REIT ...    2,485,000
      56,000 *       Promus Hotel Corp. .............      2,352,000
                                                          ----------
                                                           4,837,000
                                                          ----------
                     Retailing & Wholesale - 5.2%
       50,000        Dollar General Corp. ...........      1,812,500
       78,000        Family Dollar Stores, Inc. .....      2,286,375
     120,000 *       General Nutrition Companies, Inc.     4,080,000
                                                          ----------
                                                           8,178,875
                                                          ----------
                     Telecommunication Services &
                     Equipment - 2.2%
      65,000 *       Pairgain Technologies, Inc. ....      1,259,375
      42,000 *       Tellabs, Inc. ..................      2,220,750
                                                          ----------
                                                           3,480,125
                                                          ----------
                     Textile & Apparel - 1.4%
       55,000        Unifi, Inc. ....................      2,237,813
                                                         ------------
                      Transportation - 2.7%
      172,500        Comair Holdings, Inc. ..........      4,161,562
                                                          ----------

--------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
--------------------------------------------------------------------



                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)




    Shares                                              Value
COMMON STOCKS - continued
               Utilities - Electric - 5.3%
    80,000    CINergy Corp. ....................    $  3,065,000
    68,000    Sierra Pacific Resources .........       2,550,000
    68,000    UtiliCorp United, Inc. ...........       2,639,250
                                                    ------------
                                                       8,254,250
                                                    ------------
              Utilities - Telephone - 2.4%
    38,000    Century Telephone Enterprises, Inc.      1,892,875
   62,000 *   LCI International, Inc. ..........       1,906,500
                                                    ------------
                                                       3,799,375
                                                   -------------
              Total Common Stocks
              (cost $105,495,473)...............     150,164,187
                                                   -------------


    Shares                                              Value
SHORT-TERM INVESTMENTS - 2.9%
              Money Market Shares - 1.6%
  2,532,984   Valiant General Fund .............    $  2,532,984
                                                    ------------


    Principal
     Amount
                Repurchase Agreement - 1.3%
$  2,055,158    Dresdner Bank AG
                6.25%, dated 12/31/97, due 1/2/98,
                maturity value $2,055,872 (cost
                $2,055,158) (a)..................       2,055,158
                                                        ---------
                Total Short-Term Investments
                (cost $4,588,142)................       4,588,142
                                                        ---------
                Total Investments -
                (cost $110,083,615).....  98.5%       154,752,329
                Other Assets and
                Liabilities - Net ......   1.5          2,286,093
                                        -------       -----------
                Net Assets ............. 100.0%      $157,038,422
                                        =======    ===============

*  Non-income producing securities.
(a)  At December 31, 1997 the repurchase agreement was collateralized by:
$2,080,000 U.S. Treasury Notes, 5.875%, 11/15/99; value including accrued interest - $2,100,728.



Summary of Abbreviations:
ADR   American Depository Receipts
REIT  Real Estate Investment Trust













                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Strategic Growth Fund




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





       Shares                                       Value
COMMON STOCKS - 94.7%
                     Aerospace & Defense - 3.1%
        55,264       Thiokol Corp. ......     $ 4,490,200
        55,550       United Technologies
                       Corp..............       4,044,734
                                              -----------
                                                8,534,934
                                              -----------
                     Automotive Equipment &
                      Manufacturing - 1.7%
        98,716       Ford Motor Co. .....       4,806,235
                                              -----------
                     Building, Construction &
                        Furnishings - 4.3%
        66,325       Centex Corp. .......       4,174,329
        74,610       Home Depot, Inc. (The)     4,392,664
        56,701       Southdown, Inc. ....       3,345,359
                                              -----------
                                               11,912,352
                                              -----------
                     Business Equipment &
                     Services - 2.8%
      142,995 *      AccuStaff, Inc. ....       3,288,885
      109,570 *      Robert Half
                     International, Inc.        4,382,800
                                              -----------
                                                7,671,685
                                              -----------
                     Communication Systems &
                           Services - 1.3%
        14,298       Cisco Systems, Inc.          797,114
       50,789 *      Tellabs, Inc. ......       2,685,468
                                              -----------
                                                3,482,582
                                              -----------
                     Consumer Products &
                     Services - 7.6%
      160,731 *      Cendant Corp. ......       5,525,128
      267,045 *      Foodmaker, Inc. ....       4,022,365
        88,740       Procter & Gamble Co.       7,082,561
                     (The)
       105,750       Universal Corp. ....       4,348,969
                                              -----------
                                               20,979,023
                                              -----------
                     Diversified
                     Companies - 2.3%
       141,434       Tyco International
                       Ltd...............       6,373,370
                                              -----------
                     Electrical Equipment &
                     Services - 0.3%
        11,200       General Electric Co. .       821,800
                                              -----------
                     Finance &
                     Insurance - 12.2%
        52,225       American Express Co. .     4,661,081
        67,755       EXEL Ltd. ..........       4,293,973
        58,725       Merrill Lynch & Co.,
                     Inc.................       4,283,255
        81,602       MGIC Investment Corp.      5,426,533
        78,900       Morgan Stanley, Dean
                     Witter, Discover
                     & Co. ..............       4,664,963
        83,768       Price (T.) Rowe &
                     Associates, Inc. ...       5,266,913
       117,295       SunAmerica, Inc. ...       5,014,361
                                              -----------
                                               33,611,079
                                              -----------
                     Food & Beverage
                     Products - 9.8%
       153,200       Coca Cola Co. (The)       10,206,950
       131,760       Interstate Bakeries
                     Corp. ..............       4,924,530
       164,400       Philip Morris
                     Companies, Inc. ....       7,449,375
       69,130 *      Safeway, Inc. ......       4,372,473
                                              -----------
                                               26,953,328
                                              -----------


       Shares                                       Value
COMMON STOCKS - continued
                     Healthcare Products &
                          Services - 18.0%
        12,242       Abbott Laboratories      $   802,616
        80,173       Bristol-Myers Squibb
                     Co. .................      7,586,370
        96,415       HBO & Co. ...........      4,627,920
       110,330       Health Care &
                     Retirement Corp. ....      4,440,783
       201,796       Health Management
                     Associates, Inc. ....      5,095,349
        12,540       Johnson & Johnson ..         826,073
       74,000 *      Lincare Holdings, Inc.     4,218,000
         8,501       Merck & Co., Inc. ..         903,231
      105,000 *      Patterson Dental Co. .     4,751,250
        11,025       Pfizer, Inc. .........       822,052
      122,700 *      Quintiles
                     Transnational Corp. ..     4,708,612
        93,991       Schering-Plough Corp.      5,839,191
      100,100 *      Universal Health
                     Services, Inc. Cl. B       5,042,537
                                              -----------
                                               49,663,984
                                              -----------
                     Hotel/Lodging - 1.7%
      236,145 *      Prime Hospitality
                     Corp. ..............       4,811,454
                                              -----------
                     Industrial Specialty
                        Products &
                        Services - 1.5%
        90,800       Parker Hannifin Corp. .    4,165,450
                                              -----------
                     Information Services &
                        Technology - 15.7%
       58,241 *      BMC Software, Inc. .       3,822,066
       85,569 *      Cadence Design
                     Systems, Inc. ......       2,096,440
        60,902       Compaq Computer Corp.      3,437,157
      128,930 *      Computer Horizons
                     Corp. ...............      5,866,315
       39,547 *      Dell Computer Corp. .      3,321,948
        10,540       Intel Corp. ........         740,435
      297,470 *      Iomega Corp. .......       3,699,783
       57,688 *      Microsoft Corp. ....       7,456,174
      182,530 *      PMC-Sierra, Inc. ...       5,658,430
       71,070 *      Sanmina Corp. ......       4,814,992
       60,537 *      Sun Microsystems, Inc.     2,413,913
                                              -----------
                                               43,327,653
                                              -----------
                     Metal Products &
                     Services - 0.8%
        65,908       USX United States
                     Steel Group .........      2,059,625
                                              -----------

                     Oil Field Services - 3.1%
       59,270 *      BJ Services Co., Inc.      4,263,736
       124,070       Ensco International,
                     Inc. ................      4,156,345
                                              -----------
                                                8,420,081
                                              -----------
                     Publishing,
                     Broadcasting &
                     Entertainment - 3.6%
        63,650       McGraw-Hill Companies,
                     Inc. .................     4,710,100
      140,685 *      Valassis
                     Communications, Inc.       5,205,345
                                              -----------
                                                9,915,445
                                              -----------
                     Retailing & Wholesale - 4.9%
      147,980 *      CompUSA, Inc. ......       4,587,380
      109,100 *      Costco Companies, Inc.     4,868,588
       113,760       TJX Co., Inc. (The)        3,910,500
                                              -----------
                                               13,366,468
                                              -----------
                     Total Common Stocks
                     (cost $225,579,855).     260,876,548
                                              -----------

-------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Strategic Growth Fund
-------------------------------------------------------------------------------




                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)


    Shares                                                  Value
SHORT-TERM INVESTMENTS - 3.4%
              Money Market Shares - 2.8%
  7,781,054   Valiant General Fund ...                   $7,781,054
                                                         ----------


    Principal
     Amount
                Repurchase Agreement - 0.6%
$  1,549,746    Dresdner Bank AG
                6.25%, dated 12/31/97, due 1/2/98,
                maturity value $1,550,284 (cost
                $1,549,746) (a)..................       1,549,746
                                                        ---------
                Total Short-Term Investments
                (cost $9,330,800)................       9,330,800
                                                        ---------
                Total Investments
                (cost $234,910,655).....  98.1%       270,207,348
                Other Assets and
                Liabilities - Net ......   1.9          5,191,182
                                         -----       ------------
                Net Assets ............. 100.0%      $275,398,530
                                         =====       ============


*    Non-income producing securities.
(a)  At December 31, 1997, the repurchase agreement was collateralized by:
     $1,570,000 U.S. Treasury Notes, 5.875%, 11/15/99; value including accrued interest -$1,585,646.




                  See Combined Notes to Financial Statements.

-----------------------------------------------------------------------



                                   EVERGREEN
                          Select Strategic Value Fund
----------------------------------------------------------------------



                            Schedule of Investments

                         December 31, 1997 (Unaudited)





       Shares                                                      Value
COMMON STOCKS - 96.1%
                      Automotive Equipment &
                     Manufacturing - 1.4%
       40,000        Goodyear Tire & Rubber Co. (The) ..     $ 2,545,000
                                                             -----------
                     Banks - 23.0%
       48,000        BankBoston Corp. ..................       4,509,000
       45,300        Chase Manhattan Corp. .............       4,960,350
       38,900        Citicorp ..........................       4,918,419
       57,000        First Chicago NBD Corp. ...........       4,759,500
       30,000        Fleet Financial Group, Inc. .......       2,248,125
      110,000        Hibernia Corp. Cl. A ..............       2,069,375
       29,000        NationsBank Corp. .................       1,763,563
       83,000        PNC Bank Corp. ....................       4,736,187
       39,000        SouthTrust Corp. ..................       2,474,063
       87,150        Summit Bancorp ....................       4,640,737
       75,500        Union Planters Corp. ..............       5,129,281
                                                             -----------
                                                              42,208,600
                                                            ------------
                     Business Equipment &
                     Services - 0.9%
      42,000 *       Stratus Computer, Inc. ............       1,588,125
                                                             -----------
                     Capital Goods - 1.6%
       50,000        Case Corp. ........................       3,021,875
                                                            ------------
                     Chemical & Agricultural
                     Products - 1.0%
       18,750        Dow Chemical Co. ..................       1,903,125
                                                             -----------
                     Electrical Equipment &
                     Services - 0.7%
       56,000        Silicon Valley Group, Inc. ........       1,267,000
                                                             -----------
                     Finance & Insurance - 12.8%
       22,700        Allstate Corp. (The) ..............       2,062,863
       61,500        Countrywide Credit Industries,Inc.        2,636,813
       36,225        Lehman Brothers Holdings, Inc. ....       1,847,475
       29,400        Loews Corp. .......................       3,120,075
       61,900        Merrill Lynch & Co., Inc. .........       4,514,831
       55,000        Nationwide Financial Services,
                     Inc. Cl. A ........................       1,986,875
       83,600        ReliaStar Financial Corp. .........       3,443,275
       70,500        Travelers Group, Inc. .............       3,798,187
                                                             -----------
                                                              23,410,394
                                                             -----------
                     Food & Beverage Products - 3.7%
       36,000        Fortune Brands, Inc. ..............       1,334,250
      119,350        Philip Morris Companies, Inc. .....       5,408,047
                                                             -----------
                                                               6,742,297
                                                             -----------
                     Healthcare Products &
                     Services - 4.3%
       51,600        Bristol-Myers Squibb Co. ..........       4,882,650
      88,600 *       Tenet Healthcare Corp. ............       2,934,875
                                                             -----------
                                                               7,817,525
                                                             -----------
                     Information Services &
                     Technology - 6.3%
       47,000        Intel Corp. .......................       3,301,750
       43,300        International Business Machines Corp.     4,527,556
      92,000 *       Sun Microsystems, Inc. ............       3,668,500
                                                             ------------
                                                              11,497,806
                                                             -----------


       Shares                                                      Value
COMMON STOCKS - continued
                     Manufacturing - Distributing - 2.0%
       61,500        Philips Electronics NV ............     $ 3,720,750
                                                             -----------
                     Metal Products & Services - 3.6%
      70,000 *       Alumax, Inc. ......................       2,380,000
       37,600        Aluminum Co. of America ...........       2,646,100
       50,000        USX United States Steel Group .....       1,562,500
                                                             -----------
                                                               6,588,600
                                                            ------------
                     Oil/Energy - 13.3%
       33,400        Atlantic Richfield Co. ............       2,676,175
      105,500        Cabot Corp. .......................       2,914,437
      155,000        Chesapeake Energy Corp. ...........       1,172,188
       63,840        Mobil Corp. .......................       4,608,450
       33,600        Texaco, Inc. ......................       1,827,000
      108,000        Tosco Corp. .......................       4,083,750
       66,000        Ultramar Diamond Shamrock Corp. ....      2,103,750
      173,950        Williams Companies, Inc. (The) ....       4,935,831
                                                             -----------
                                                              24,321,581
                                                             -----------
                     Oil Field Services - 3.7%
       44,600        Diamond Offshore Drilling, Inc. ...       2,146,375
     110,000 *       Reading & Bates Corp. .............       4,606,250
                                                             ------------
                                                               6,752,625
                                                            -------------
                     Retailing & Wholesale - 1.5%
       62,000        Sears, Roebuck & Co. ..............       2,805,500
                                                            ------------
                     Telecommunication Services &
                     Equipment - 2.1%
       54,700        Nokia Corp., ADR ..................       3,829,000
                                                             -----------
                     Textile & Apparel - 1.8%
       70,000        V. F. Corp. .......................       3,215,625
                                                            ------------
                     Transportation - 1.8%
       36,000        Burlington Northern Santa Fe ......       3,345,750
                                                            ------------
                             Utilities - Electric - 5.8%
      108,402        Houston Industries, Inc. ..........       2,892,978
      138,000        PacifiCorp ........................       3,769,125
       48,000        Pinnacle West Capital Corp. ........      2,034,000
       52,000        UtiliCorp United, Inc. ............       2,018,250
                                                             ------------
                                                              10,714,353
                                                             -------------
                     Utilities - Gas - 1.9%
       84,000        NICOR Inc. ...........................    3,543,750
                                                             ------------
                     Utilities - Telephone - 2.9%
      105,500        Century Telephone Enterprises, Inc. .     5,255,219
                                                             ------------
                     Total Common Stocks
                     (cost $123,690,859)................     176,094,500
                                                             ------------

-------------------------------------------------------------------------------

                                   EVERGREEN
                          Select Strategic Value Fund
-------------------------------------------------------------------------------



                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)


    Shares                                                  Value
SHORT-TERM INVESTMENTS - 4.6%
              Money Market Shares - 1.8%
  3,356,893   Valiant General Fund ...                   $3,356,893
                                                        ------------


    Principal
     Amount                                                Value
                Repurchase Agreement - 2.8%
$  5,116,538    Dresdner Bank AG
                6.25%, dated 12/31/97, due 1/2/98,
                maturity value $5,118,315 (cost
                $5,116,538) (a)...................        5,116,538
                                                         ------------
                Total Short-Term Investments
                (cost $8,473,431).................        8,473,431
                                                          ----------
                Total Investments -
                (cost $132,164,289)..... 100.7%         184,567,931
                Other Assets and
                Liabilities - Net ...... ( 0.7)          (1,199,723)
                                         ------        ------------
                Net Assets ............. 100.0%        $183,368,208
                                         ======        ============


*  Non-income producing securities.
(a)  At December 31, 1997, the repurchase agreement was collateralized by:
$5,050,000 U.S. Treasury Notes, 6%, 7/31/02; value including accrued interest - $5,220,163.


Summary of Abbreviations:
ADR   American Depository Receipts
NV    Naamloze (Dutch for "corporation")



                  See Combined Notes to Financial Statements.

-------------------------------------------------------------------------------
                                   EVERGREEN
                              Select Equity Funds
-------------------------------------------------------------------------------




                      Statements of Assets and Liabilities

                         December 31, 1997 (Unaudited)


                                               Common            Equity          Large Cap
                                              Stock             Income            Blend
                                               Fund              Fund              Fund
                                        ----------------- ----------------- -----------------
Assets
 Investments at value (identified
  cost - $1,317, 330,711,
  $160,507,681, $355,320,870,
  $34,089,315, $110,083,615,
  $234,910,655, and
  $132,164,289, respectively)..........  $1,886,518,698     $ 207,408,636     $ 466,654,324
 Cash .................................          12,655                 0                 0
 Receivable for investments sold ......         428,404                 0         2,374,898
 Receivable for Fund shares sold ......               0            10,264           134,956
 Dividends and interest receivable.....       3,505,182           804,363           611,766
 Prepaid expenses and other
  assets ..............................          59,883            59,883            91,711
---------------------------------------  --------------     -------------     -------------
   Total assets .......................   1,890,524,822       208,283,146       469,867,655
---------------------------------------  --------------     -------------     -------------
Liabilities
 Distributions payable ................       1,586,356           410,452           202,819
 Payable for investments
  purchased ...........................         905,874                 0         2,084,758
 Written call options, at value
  (premiums received,
  $233,192)............................               0           362,500                 0
 Payable for Fund shares
  repurchased .........................               0            26,530            17,907
 Advisory fee payable .................         911,818           102,093           218,883
 Due to affilliates ...................          52,025             5,679            12,774
 Due to custodian .....................               0                 0                 0
 Accrued expenses and other
  liabilities .........................         208,859            22,116            49,670
---------------------------------------  --------------     -------------     -------------
   Total liabilities ..................       3,664,932           929,370         2,586,811
---------------------------------------  --------------     -------------     -------------
Net assets ............................  $1,886,859,890     $ 207,353,776     $ 467,280,844
=======================================  ==============     =============     =============
Net assets represented by
 Paid-in capital ......................  $1,327,403,572     $ 157,975,221     $ 341,829,262
 Undistributed net investment
  income (loss) .......................         453,038           118,305           104,450
 Accumulated distributions in
  excess of net investment
  income ..............................               0                 0                 0
 Accumulated net realized gain
  (loss) on investments ...............
  and written options .................     (10,184,707)        2,488,603        14,013,678
 Net unrealized appreciation on
  investments and written
  options .............................     569,187,987        46,771,647       111,333,454
---------------------------------------  --------------     -------------     -------------
   Total net assets ...................  $1,886,859,890     $ 207,353,776     $ 467,280,844
=======================================  ==============     =============     =============
Net assets consist of
 Class I ..............................   1,886,859,890       207,353,776           266,571
 Class IC .............................               0                 0       467,014,273
---------------------------------------  --------------     -------------     -------------
   Total net assets ...................  $1,886,859,890     $ 207,353,776     $ 467,280,844
=======================================  ==============     =============     =============
Shares outstanding
 Class I ..............................      22,721,226         2,288,364             5,788
 Class IC .............................               0                 0        10,140,612
=======================================  ==============     =============     =============
Net asset value per share .............
 Class I ..............................  $        83.04     $       90.61     $       46.05
=======================================  ==============     =============     =============
 Class IC .............................  $            -     $           -     $       46.05
=======================================  ==============     =============     =============



                                              Small           Social         Strategic         Strategic
                                         Company Value     Principles         Growth            Value
                                              Fund            Fund             Fund              Fund
                                        --------------- --------------- ----------------- -----------------
Assets
 Investments at value (identified
  cost - $1,317, 330,711,
  $160,507,681, $355,320,870,
  $34,089,315, $110,083,615,
  $234,910,655, and
  $132,164,289, respectively)..........   $34,676,100    $154,752,329     $ 270,207,348     $ 184,567,931
 Cash .................................       266,963               0                 0                 0
 Receivable for investments sold ......       565,606         791,274         9,095,870                 0
 Receivable for Fund shares sold ......             0       2,316,000           326,927            66,030
 Dividends and interest receivable.....         1,400          90,915           213,469           208,986
 Prepaid expenses and other
  assets ..............................            50          93,213            59,883            59,883
---------------------------------------   -----------    ------------     -------------     -------------
   Total assets .......................    35,510,119     158,043,731       279,903,497       184,902,830
---------------------------------------   -----------    ------------     -------------     -------------
Liabilities
 Distributions payable ................             0               0            77,828            62,675
 Payable for investments
  purchased ...........................     9,609,469         782,279         4,206,128         1,270,852
 Written call options, at value
  (premiums received,
  $233,192)............................             0               0                 0                 0
 Payable for Fund shares
  repurchased .........................             0         116,000            36,138            91,366
 Advisory fee payable .................         4,993          84,828           120,538            84,336
 Due to affilliates ...................           228           4,255             7,974             6,028
 Due to custodian .....................             0               0            26,328                 0
 Accrued expenses and other
  liabilities .........................         1,069          17,947            30,033            19,365
---------------------------------------   -----------    ------------     -------------     -------------
   Total liabilities ..................     9,615,759       1,005,309         4,504,967         1,534,622
---------------------------------------   -----------    ------------     -------------     -------------
Net assets ............................   $25,894,360    $157,038,422     $ 275,398,530     $ 183,368,208
=======================================   ===========    ============     =============     =============
Net assets represented by
 Paid-in capital ......................   $25,288,662    $111,127,810     $ 218,352,464     $ 129,551,102
 Undistributed net investment
  income (loss) .......................        19,063         (21,880)           65,861            65,039
 Accumulated distributions in
  excess of net investment
  income ..............................             0         (17,278)                0                 0
 Accumulated net realized gain
  (loss) on investments ...............
  and written options .................          (150)      1,281,055        21,683,512         1,348,425
 Net unrealized appreciation on
  investments and written
  options .............................       586,785      44,668,715        35,296,693        52,403,642
---------------------------------------   -----------    ------------     -------------     -------------
   Total net assets ...................   $25,894,360    $157,038,422     $ 275,398,530     $ 183,368,208
=======================================   ===========    ============     =============     =============
Net assets consist of
 Class I ..............................    25,894,360         117,458       275,398,530       183,368,208
 Class IC .............................             0     156,920,964                 0                 0
---------------------------------------   -----------    ------------     -------------     -------------
   Total net assets ...................   $25,894,360    $157,038,422     $ 275,398,530     $ 183,368,208
=======================================   ===========    ============     =============     =============
Shares outstanding
 Class I ..............................     2,528,866           3,282         8,372,519           874,765
 Class IC .............................             0       4,383,820                 0                 0
=======================================   ===========    ============     =============     =============
Net asset value per share .............
 Class I ..............................   $     10.24    $      35.79     $       32.89     $      209.62
=======================================   ===========    ============     =============     =============
 Class IC .............................   $         -    $      35.80     $           -     $           -
=======================================   ===========    ============     =============     =============

                  See Combined Notes to Financial Statements.

-------------------------------------------------------------------------------
                                   EVERGREEN
                              Select Equity Funds
-------------------------------------------------------------------------------




                            Statements of Operations

                         December 31, 1997 (Unaudited)


                                                       Common         Equity       Large Cap
                                                       Stock          Income         Blend
                                                       Fund*          Fund*          Fund*
                                                 ---------------- ------------- --------------
 Investment income
  Interest .....................................  $      499,482   $  156,329    $     62,188
  Dividends (net foreign withholding taxes
   of $41,828 and $1,101 for the
   Common Stock Fund and the Social
   Principles Fund, respectively) ..............       3,407,950      611,664         643,291
------------------------------------------------  --------------   ----------    ------------
   Total income ................................       3,907,432      767,993         705,479
------------------------------------------------  --------------   ----------    ------------
 Expenses
  Advisory fee .................................       1,361,397      147,347         332,566
  Administrative services fees .................          63,985        6,917          15,630
  Transfer agent fees ..........................              97           97              97
  Registration fees ............................         109,819       18,498          32,761
  Professional fees ............................           5,475        2,891           3,328
  Trustees' fees ...............................           4,683          479           1,136
  Miscellaneous ................................          58,995        8,751          15,990
------------------------------------------------  --------------   ----------    ------------
   Total expenses ..............................       1,604,451      184,980         401,508
  Less: Fee waiver .............................        (243,054)     (22,898)        (64,191)
------------------------------------------------  --------------   ----------    ------------
   Net expenses ................................       1,361,397      162,082         337,317
------------------------------------------------  --------------   ----------    ------------
  Net investment income (loss) .................       2,546,035      605,911         368,162
================================================  ==============   ==========    ============
 Net realized and unrealized gain (loss)
  on investments and written call
  options
  Net realized gain (loss) on investments ......     (10,184,707)   2,488,603      14,013,678
------------------------------------------------  --------------   ----------    ------------
  Net change in unrealized appreciation
   (depreciation) on:
   Investments .................................      11,330,549    5,076,606      (3,996,452)
   Written options .............................               0      (92,500)              0
------------------------------------------------  --------------   ----------    ------------
  Net change in unrealized appreciation
   (depreciation) on investments and
   written options .............................      11,330,549    4,984,106      (3,996,452)
------------------------------------------------  --------------   ----------    ------------
  Net realized and unrealized gain (loss) on
   investments and written options .............       1,145,842    7,472,709      10,017,226
------------------------------------------------  --------------   ----------    ------------
  Net increase (decrease) in net assets
   resulting from operations ...................  $    3,691,877   $8,078,620    $ 10,385,388
================================================  ==============   ==========    ============



                                                       Small          Social         Strategic       Strategic
                                                  Company Value     Principles        Growth          Value
                                                      Fund**          Fund*            Fund*          Fund*
                                                 --------------- --------------- ---------------- -------------
 Investment income
  Interest .....................................    $ 23,904      $     28,354    $      121,818   $   33,596
  Dividends (net foreign withholding taxes
   of $41,828 and $1,101 for the
   Common Stock Fund and the Social
   Principles Fund, respectively) ..............       1,400            86,146           228,746      255,621
-------------------------------------------------   --------      ------------    --------------   ----------
   Total income ................................      25,304           114,500           350,564      289,217
-------------------------------------------------   --------      ------------    --------------   ----------
 Expenses
  Advisory fee .................................       5,617           126,864           195,518      127,008
  Administrative services fees .................         206             5,217             9,662        5,969
  Transfer agent fees ..........................          22                97                97           97
  Registration fees ............................       2,036            16,399            24,917       17,054
  Professional fees ............................         673             2,822             3,072        2,845
  Trustees' fees ...............................           0               383               775          413
  Miscellaneous ................................         555             6,985             9,777        7,556
-------------------------------------------------   --------      ------------    --------------   ----------
   Total expenses ..............................       9,109           158,767           243,818      160,942
  Less: Fee waiver .............................      (2,868)          (22,387)          (42,750)     (24,862)
-------------------------------------------------   --------      ------------    --------------   ----------
   Net expenses ................................       6,241           136,380           201,068      136,080
-------------------------------------------------   --------      ------------    --------------   ----------
  Net investment income (loss) .................      19,063           (21,880)          149,496      153,137
=================================================   ========      ============    ==============   ==========
 Net realized and unrealized gain (loss)
  on investments and written call
  options
  Net realized gain (loss) on investments ......        (150)        1,281,055        21,683,512    1,348,426
-------------------------------------------------   --------      ------------    --------------   ----------
  Net change in unrealized appreciation
   (depreciation) on:
   Investments .................................     586,785        (4,938,293)      (18,054,180)   4,008,835
   Written options .............................           0                 0                 0            0
-------------------------------------------------   --------      ------------    --------------   ----------
  Net change in unrealized appreciation
   (depreciation) on investments and
   written options .............................     586,785        (4,938,293)      (18,054,180)   4,008,835
-------------------------------------------------   --------      ------------    --------------   ----------
  Net realized and unrealized gain (loss) on
   investments and written options .............     586,635        (3,657,238)        3,629,332    5,357,261
-------------------------------------------------   --------      ------------    --------------   ----------
  Net increase (decrease) in net assets
   resulting from operations ...................    $605,698      $ (3,679,118)   $    3,778,828   $5,510,398
=================================================   ========      ============    ==============   ==========

  * For the period from November 24, 1997 (commencement of operations) to December 31, 1997.
 ** For the period from December 23, 1997 (commencement of operations) to December 31, 1997.




                  See Combined Notes to Financial Statements.

-------------------------------------------------------------------------------
                                   EVERGREEN
                              Select Equity Funds
-------------------------------------------------------------------------------




                      Statements of Changes in Net Assets

               For the period ended December 31, 1997 (Unaudited)


                                             Common           Equity        Large Cap
                                            Stock            Income          Blend
                                            Fund*            Fund*           Fund*
                                      ----------------- --------------- ---------------
Operations
 Net investment income (loss) .......  $    2,546,035    $    605,911    $    368,162
 Net realized gain (loss) on
  investments .......................     (10,184,707)      2,488,603      14,013,678
 Net change in unrealized
  appreciation (depreciation) on
  investments and written
  options ...........................      11,330,549       4,984,106      (3,996,452)
-------------------------------------  --------------    ------------    ------------
 Net increase (decrease) in net
  assets resulting from
  operations ........................       3,691,877       8,078,620      10,385,388
-------------------------------------  --------------    ------------    ------------
Distributions to shareholders
 from
 Net investment income
  Class I ...........................      (2,092,997)       (487,606)            (45)
  Class IC ..........................               0               0        (263,667)
 In excess of net investment
  income
  Class I ...........................               0               0               0
  Class IC ..........................               0               0               0
-------------------------------------  --------------    ------------    ------------
  Total distributions to
   shareholders .....................      (2,092,997)       (487,606)       (263,712)
-------------------------------------  --------------    ------------    ------------
Capital share transactions
 Proceeds from shares sold ..........   1,900,796,102     202,103,957     465,060,360
 Proceeds from reinvestment of
  distributions .....................           4,529           1,483              13
 Payment for shares redeemed ........     (15,539,621)     (2,342,678)     (7,901,205)
-------------------------------------  --------------    ------------    ------------
  Net increase in net assets
   resulting from capital share
   transactions .....................   1,885,261,010     199,762,762     457,159,168
-------------------------------------  --------------    ------------    ------------
   Total increase in net assets .....   1,886,859,890     207,353,776     467,280,844
Net assets
 Beginning of period ................               0               0               0
-------------------------------------  --------------    ------------    ------------
 End of period ......................  $1,886,859,890    $207,353,776    $467,280,844
=====================================  ==============    ============    ============
Undistributed net investment
 income (Accumulated
 distributions in excess of
 net investment income) .............  $      453,038    $    118,305    $    104,450
=====================================  ==============    ============    ============



                                            Small           Social         Strategic        Strategic
                                       Company Value     Principles         Growth           Value
                                           Fund**           Fund*            Fund*           Fund*
                                      --------------- ---------------- ---------------- ---------------
Operations
 Net investment income (loss) .......   $    19,063     $    (21,880)   $     149,496    $    153,137
 Net realized gain (loss) on
  investments .......................          (150)       1,281,055       21,683,512       1,348,426
 Net change in unrealized
  appreciation (depreciation) on
  investments and written
  options ...........................       586,785       (4,938,293)     (18,054,180)      4,008,835
--------------------------------------  -----------     ------------    -------------    ------------
 Net increase (decrease) in net
  assets resulting from
  operations ........................       605,698       (3,679,118)       3,778,828       5,510,398
--------------------------------------  -----------     ------------    -------------    ------------
Distributions to shareholders
 from
 Net investment income
  Class I ...........................             0                0          (83,635)        (88,098)
  Class IC ..........................             0                0                0               0
 In excess of net investment
  income
  Class I ...........................             0              (13)               0               0
  Class IC ..........................             0          (17,265)               0               0
--------------------------------------  -----------     ------------    -------------    ------------
  Total distributions to
   shareholders .....................             0          (17,278)         (83,635)        (88,098)
--------------------------------------  -----------     ------------    -------------    ------------
Capital share transactions
 Proceeds from shares sold ..........    25,288,662      162,038,326      276,519,796     179,703,016
 Proceeds from reinvestment of
  distributions .....................             0                0            5,807           2,941
 Payment for shares redeemed ........             0       (1,303,508)      (4,822,266)     (1,760,049)
--------------------------------------  -----------     ------------    -------------    ------------
  Net increase in net assets
   resulting from capital share
   transactions .....................    25,288,662      160,734,818      271,703,337     177,945,908
--------------------------------------  -----------     ------------    -------------    ------------
   Total increase in net assets .....    25,894,360      157,038,422      275,398,530     183,368,208
Net assets
 Beginning of period ................             0                0                0               0
--------------------------------------  -----------     ------------    -------------    ------------
 End of period ......................   $25,894,360     $157,038,422    $ 275,398,530    $183,368,208
======================================  ===========     ============    =============    ============
Undistributed net investment
 income (Accumulated
 distributions in excess of
 net investment income) .............   $    19,063     $    (39,158)   $      65,861    $     65,039
======================================  ===========     ============    =============    ============

 *  For the period from November 24, 1997 (commencement of operations) to
                           December 31, 1997.
** For the period from December 23, 1997 (commencement of operations) to December 31, 1997.



                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)


1. ORGANIZATION


The Evergreen Select Equity Funds consist of Evergreen Select Common Stock Fund ("Common Stock"), Evergreen Select Equity Income Fund ("Equity Income"), Evergreen Select Large Cap Blend Fund ("Large Cap"), Evergreen Select Small Company Value Fund ("Small Company"), Evergreen Select Social Principles Fund ("Social Principles"), Evergreen Select Strategic Growth Fund ("Strategic Growth") and Evergreen Select Strategic Value Fund ("Strategic Value"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Each of the Funds is a separate series of Evergreen Select Equity Trust, a Delaware business trust organized on September 17, 1997, and are collectively referred to herein as the "Funds".

The Funds offer an Institutional Class of shares ("Class I") and an Institutional Service Class of shares ("Class IS"). Additionally, Large Cap and Social Principles offer an Institutional Charitable Class of shares ("Class IC"). Each Class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Class I and Class IS shares are available to institutional investors through broker dealers, banks and other financial intermediaries. Class IC shares are available only to those investors that qualify as a non-profit organization under the Internal Revenue Code. Such organizations would include charitable trusts, non-profit hospitals, private foundations, private schools and colleges, public charities, religious entities and charitable remainder trusts.



2. CONVERSION INFORMATION

On November 24, 1997, the Common Stock, Equity Income, Strategic Growth and Strategic Value Funds commenced operations of their respective Class I shares as a result of a conversion of common trust funds managed by First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). Also, the Large Cap and Social Principles Funds commenced operations of their respective Class IC shares as a result of similar common trust fund conversions. The following chart summarizes pertinent data related to each Fund on the date of conversion:


                                                Common             Equity
                                                 Stock             Income
                                                  --------           -------
Shares issued .............................        22,828,425         2,271,990
Net assets ................................   $ 1,894,078,143     $ 198,356,197
Net asset value per share .................   $         82.97     $       87.31
Unrealized appreciation of Investments ....   $   557,857,438     $  41,787,541



                                                 Large             Social           Strategic         Strategic
                                                  Cap            Principles          Growth            Value
                                                 ------          ---------          --------          --------
Shares issued .............................      10,264,770         4,293,581         5,750,026           831,617
Net assets ................................   $ 462,393,873     $ 157,379,236     $ 186,600,811     $ 169,109,520
Net asset value per share .................   $       45.05     $       36.65     $       32.45     $      203.35
Unrealized appreciation of Investments ....   $ 115,329,906     $  49,607,008     $  53,350,873     $  48,394,807

The forgoing amounts are reflected in proceeds from shares sold in the statements of changes in net assets.


3. ACQUISITION INFORMATION

Immediately following the common trust fund conversion, on November 24, 1997, Strategic Growth acquired substantially all of the net assets of Equity Growth Fund, a common trust fund managed by FUNB. The net assets were acquired through a taxable exchange for 2,517,542 Class I shares of Strategic Growth, valued at $32.45 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $25,897,713. The aggregate net assets of Equity Growth and Strategic Growth immediately prior to the acquisition were $81,699,736 and $186,600,811, respectively. The aggregate net assets and shares outstanding of Strategic Growth immediately after the acquisition were $268,300,547 and 8,267,568, respectively.


4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Options Written
Equity Income is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E. Federal Taxes
The Funds intend to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

F. Distributions
Distributions from net investment income for the Funds are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

G. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.


5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I, Class IS and/or Class IC. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
COMMON STOCK




                                                                   Period Ended
                                                                December 31, 1997*
                                                         ---------------------------------
                                                           Shares           Amount
                                                         ----------      -------------
Class I
Shares sold ............................................   22,909,969    $1,900,796,102
Shares issued in reinvestment of distributions .........           55             4,529
Shares redeemed ........................................     (188,798)      (15,539,621)
-------------------------------------------------------- ------------   ---------------
Net increase ...........................................   22,721,226    $1,885,261,010
======================================================== ============   ===============

*For the period from November 24, 1997 (Commencement of Class operations) to December 31, 1997.


--------------------------------------------------------------------------------
EQUITY INCOME




                                                                  Period Ended
                                                               December 31, 1997*
                                                         ------------------------------
                                                           Shares         Amount
                                                         ---------      ------------
Class I
Shares sold ............................................   2,314,872    $202,103,957
Shares issued in reinvestment of distributions .........          16           1,483
Shares redeemed ........................................     (26,524)     (2,342,678)
-------------------------------------------------------- -----------   -------------
Net increase ...........................................   2,288,364    $199,762,762
======================================================== ===========   =============

*For the period from November 24, 1997 (Commencement of Class operations) to December 31, 1997.


--------------------------------------------------------------------------------
LARGE CAP BLEND




                                                                  Period Ended
                                                                December 31, 1997
                                                         -------------------------------
                                                            Shares        Amount
                                                         -----------        -------
Class I**
Shares sold ............................................       5,788     $    260,000
Shares issued in reinvestment of distributions .........           0                0
Shares redeemed ........................................           0                0
-------------------------------------------------------- -----------   --------------
Net increase (decrease) ................................       5,788          260,000
-------------------------------------------------------- -----------   --------------
Class IC*
Shares sold ............................................  10,316,648      464,800,360
Shares issued in reinvestment of distributions .........           1               13
Shares redeemed ........................................    (176,037)      (7,901,205)
-------------------------------------------------------- -----------   --------------
Net increase ...........................................  10,140,612      456,899,168
-------------------------------------------------------- -----------   --------------
Net increase ...........................................  10,146,400     $457,159,168
======================================================== ===========   ==============

 *For the period from November 24, 1997 (Commencement of Class operations) to December 31, 1997.
**For the period from December 19, 1997 (Commencement of Class operations) to December 31, 1997.


--------------------------------------------------------------------------------
SMALL COMPANY VALUE




                                                                Period Ended
                                                             December 31, 1997*
                                                         ---------------------------
                                                           Shares       Amount
                                                         ---------    -----------
Class I
Shares sold ............................................  2,528,866   $25,288,662
Shares issued in reinvestment of distributions .........          0             0
Shares redeemed ........................................          0             0
-------------------------------------------------------- ----------  ------------
Net increase ...........................................  2,528,866   $25,288,662
======================================================== ==========  ============

*For the period from November 24, 1997 (Commencement of Class operations) to December 31, 1997.

--------------------------------------------------------------------------------
SOCIAL PRINCIPLES




                                                                 Period Ended
                                                               December 31, 1997
                                                         -----------------------------
                                                           Shares        Amount
                                                         ----------       --------
Class I*
Shares sold ............................................      3,282    $    117,459
Shares issued in reinvestment of distributions .........          0               0
Shares redeemed ........................................          0               0
-------------------------------------------------------- ----------   -------------
Net increase ...........................................      3,282         117,459
-------------------------------------------------------- ----------   -------------
Class IC*
Shares sold ............................................  4,420,732    $161,920,867
Shares issued in reinvestment of distributions .........          0               0
Shares redeemed ........................................    (36,912)     (1,303,508)
-------------------------------------------------------- ----------   -------------
Net increase ...........................................  4,383,820     160,617,359
-------------------------------------------------------- ----------   -------------
Net increase ...........................................  4,387,102    $160,734,818
======================================================== ==========   =============

*For the period from November 24, 1997 (Commencement of Class operations) December 31, 1997.


--------------------------------------------------------------------------------
STRATEGIC GROWTH




                                                                  Period Ended
                                                               December 31, 1997*
                                                         ------------------------------
                                                           Shares         Amount
                                                         ---------      ------------
Class I
Shares sold ............................................   8,522,477    $276,519,796
Shares issued in reinvestment of distributions .........         177           5,807
Shares redeemed ........................................    (150,135)     (4,822,266)
-------------------------------------------------------- -----------   -------------
Net increase ...........................................   8,372,519    $271,703,337
======================================================== ===========   =============

*For the period from November 24, 1997 (Commencement of Class operations) to December 31, 1997.


--------------------------------------------------------------------------------
STRATEGIC VALUE




                                                                 Period Ended
                                                              December 31, 1997*
                                                         ----------------------------
                                                          Shares        Amount
                                                         -------      ------------
Class I
Shares sold ............................................   883,304    $179,703,016
Shares issued in reinvestment of distributions .........        14           2,941
Shares redeemed ........................................    (8,553)     (1,760,049)
-------------------------------------------------------- ---------   -------------
Net increase ...........................................   874,765    $177,945,908
======================================================== =========   =============

*For the period from November 24, 1997 (Commencement of Class operations) to
             December 31, 1997.


6. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended December 31, 1997:



                                 Cost of        Proceeds
                                 Purchases     from Sales
                               -----------    --------------
  Common Stock* .............. $68,650,938    $97,627,717
  Equity Income* .............  13,675,609     10,719,427
  Large Cap* .................  20,275,895     40,959,788
  Small Company** ............  21,311,665        565,606
  Social Principles* .........   9,812,515      7,440,215
  Strategic Growth* .......... 113,881,556    111,549,909
  Strategic Value* ...........   7,505,122      2,061,976

* For the period from November 24, 1997 (commencement of operations) to December 31, 1997.

** For the period from December 23, 1997 (commencement of operations) to December 31, 1997.

During the period ended December 31, 1997, the Equity Income Fund had the following written call option activity:



                                                         Number of
                                                         Contracts   Premium
                                                         ---           -----
    Open written call options, beginning of period...    600          233,192
    Options written .................................      0                0
    Options exercised ...............................      0                0
    Options expired .................................      0                0
                                                         ---          -------
    Open written call options, end of period ........    600          233,192
                                                         ===          =======

7. DISTRIBUTION PLANS


Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Class IS, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Distribution Plan expenses are calculated daily and paid monthly. During the period ended December 31, 1997, no Distribution Plan expenses were incurred by the Funds.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.


8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

The investment advisor to each Fund, other than Small Company, is First Union National Bank ("FUNB"). Each Fund, other than Small Company, pays FUNB a fee for its services as set forth below. The annual advisory fees are calculated daily and paid monthly and are based on a percentage of average daily net assets.



                              Annual
                              Advisory fee
                           ----------------
  Common Stock .............. 0.70%
  Equity Income ............. 0.70%
  Large Cap ................. 0.70%
  Social Principles ......... 0.80%
  Strategic Growth .......... 0.70%
  Strategic Value ........... 0.70%

Evergreen Asset Management Corp ("Evergreen Asset"), a subsidiary of First Union, is the investment advisor to Small Company. Small Company pays Evergreen Asset an annual fee of 0.90% of average daily net assets.

Leiber & Company, a subsidiary of First Union, is the investment sub-advisor to Small Company and also provides brokerage services with respect to substantially all security transactions effected on either the New York or American Stock Exchanges. For the period ended December 31, 1997, Small Company incurred $26,856 in brokerage commissions with Leiber & Company. Leiber & Company is reimbursed by Evergreen Asset, at no additional cost to the Fund, for its cost of providing investment advisory services.

Each investment advisor has voluntarily agreed to reduce the investment advisory fee on each Fund by 0.10% and to reimburse a portion of each Fund's annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). For the period ended December 31, 1997, the investment advisors voluntarily reduced their fees by the following amounts:



                                   Fee
                                 Reduction
                                 -------
  Common Stock ................ $ 243,054
  Equity Income ...............    22,898
  Large Cap Blend .............    64,191
  Small Company Value .........     2,868
  Social Principles ...........    22,387
  Strategic Growth ............    42,750
  Strategic Value .............    24,862

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Service Company ("ESC"), a subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1997, there were no balances outstanding in the Trustee deferral accounts for the Funds.

         65660                                                           542780
                                                                           2/98





                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                 CHARLOTTE, NC
                                 PERMIT NO. 136

(EVERGREEN FUNDS(SM) LOGO)
     201 S. College St.
     Charlotte, NC 28288